                                             1933 ACT REGISTRATION NO. 333-10489
                                              1940 ACT REGISTRATION NO. 811-7781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 4

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 5

                            SEPARATE ACCOUNT VA-1 OF
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                 #1 Franklin Square, Springfield, Illinois 62713
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (800) 528-2011


                            ELIZABETH E. ARTHUR, ESQ.
                Associate General Counsel and Assistant Secretary
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                 #1 Franklin Square, Springfield, Illinois 62713
                     (Name and Address of Agent for Service)

                                    Copy to:
                              STEPHEN E. ROTH, ESQ.
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


    Title of Securities Being Registered: Interests in Flexible Payment Deferred Individual Annuity Contracts.

It is proposed that this filing will become effective:

   / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X / on April 30, 1999 pursuant to paragraph (b) of Rule 485
   / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on ________, 1999 pursuant to paragraph (a)(1) of Rule 485.

                                          COMBINATION FIXED AND VARIABLE ANNUITY
THE
             CHAIRMAN-TM-


ISSUED BY
THE AMERICAN FRANKLIN
LIFE INSURANCE COMPANY
THROUGH SEPARATE ACCOUNT VA-1
PROSPECTUS DATED APRIL 30, 1999


FIDELITY INVESTMENTS:
VARIABLE INSURANCE PRODUCTS FUND AND
VARIABLE INSURANCE PRODUCTS FUND II
PROSPECTUS DATED APRIL 30, 1999

PRINCIPAL OFFICE OF BOTH FIDELITY FUNDS LOCATED AT:
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109

MASSACHUSETTS FINANCIAL SERVICES COMPANY:
MFS VARIABLE INSURANCE TRUST
PROSPECTUS DATED MAY 1, 1999

PRINCIPAL OFFICE LOCATED AT:
500 BOYLSTON STREET
BOSTON, MASSACHUSETTS  92116






              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




              THE CHAIRMAN IS A TRADEMARK OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY.

                                THE CHAIRMAN-TM-
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
                                   OFFERED BY
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY


                              SEPARATE ACCOUNT VA-1

HOME OFFICE:                                   ADMINISTRATIVE OFFICE:
THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY   AMFLIC ANNUITY SERVICE CENTER
#1 FRANKLIN SQUARE                             P.O. BOX 4636
SPRINGFIELD, ILLINOIS  62713                   HOUSTON, TX  77210-4636
(800) 528-2011                                 (800) 200-3101 OR (713) 831-3310

         The American Franklin Life Insurance Company ("American Franklin") offers The Chairman flexible payment deferred individual annuity contracts (the "Contracts") described in this Prospectus.

         You may use the Contracts to accumulate savings on a variable basis through purchase payment investment in Divisions funded by the following mutual fund portfolios:

- Fidelity Variable Insurance Products      -  VIPII Asset Manager
  Fund                                      -  VIPII Index 500
  -  VIP Money Market                       -  VIPII Contrafund
  -  VIP High Income                        -  MFS Variable Insurance Trust
  -  VIP Equity-Income                      -  MFS Emerging Growth
  -  VIP Growth                             -  MFS Research
  -  VIP Overseas                           -  MFS Growth With Income
                                            -  MFS Total Return
- Fidelity Variable Insurance Products      -  MFS Utilities
  Fund II                                   -  MFS Capital Opportunities
  -  VIPII Investment Grade Bond

         You may also invest purchase payments in our Fixed Account through the Contracts. This option has three different Guarantee Periods, each with its own Guaranteed Interest Rate. Special limits apply to transfers from the Fixed Account.


         We designed this Prospectus to provide you with information about the Contracts that you should know before investing. Read this Prospectus carefully and keep it for future reference. We have also filed additional information about the Contracts with the Securities and Exchange Commission in the Statement of Additional Information (the "Statement of Additional Information"). The Statement of Additional Information, dated April 30, 1999, is incorporated by reference into this Prospectus. The table of contents of the Statement of

Additional Information appears at page 42 of this Prospectus. You can get a free copy of the Statement of Additional Information by writing to American Franklin's Administrative Office at P.O. Box 4636, Houston, Texas 77210-4636, or by calling (800) 200-3101 or (713) 831-3310.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE CONTRACTS AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN A CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN A CONTRACT ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE MONEY INVESTED.


         THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE VARIABLE INSURANCE PRODUCTS FUND, THE VARIABLE INSURANCE PRODUCTS FUND II AND MFS VARIABLE INSURANCE TRUST.


                         Prospectus dated April 30, 1999
  The Chairman is a trademark of The American Franklin Life Insurance Company.

                                    CONTENTS

                                                                             PAGE
                                                                             ----
Glossary ..................................................................... 5

Fee Table..................................................................... 6

Summary  ..................................................................... 8

Financial and Performance Information.........................................11

American Franklin and the Separate Account....................................12

The Portfolios................................................................13

Voting Privileges.............................................................16

The Fixed Account.............................................................17

Contract Issue and Purchase Payments..........................................18
         Account Value........................................................19
         Variable Account Value...............................................20
         Fixed Account Value..................................................20

Transfer, Variable Account Asset Rebalancing, Surrenders and Transfers........21
         Transfers............................................................21
         Variable Account Asset Rebalancing...................................22
         Surrenders and Partial Withdrawals...................................22
         Systematic Withdrawal Plan...........................................23

Charges Under the Contracts...................................................23
         Premium Taxes........................................................23
         Surrender Charge.....................................................24
         Transfer Charges.....................................................26
         Annual Contract Fee..................................................26
         Charge to Separate Account VA-1......................................26
         Portfolio Expenses...................................................26
         Reduction in Surrender Charges or Administrative Charges.............27

Annuity Period and Annuity Payment Options....................................27
         Annuity Commencement Date............................................27
         Application of Account Value.........................................27
         Fixed and Variable Annuity Payments..................................27
         Annuity Payment Options..............................................28
         Transfers............................................................30
         Use of Gender Based Annuity Tables...................................31



Death Benefit..................................................................31

Other Aspects of the Contracts.................................................33
         Owners, Annuitants and Beneficiaries; Assignments.....................33
         Long-Term Care and Terminal Illness...................................34
         Reports...............................................................34
         Modification..........................................................34
         Payment and Deferment.................................................34

Federal Income Tax Matters.....................................................35
         Taxation of Non-Qualified Contracts...................................36
         Taxation of Qualified Contracts.......................................38
         Our Income Taxes......................................................39
         Possible Tax Law Changes..............................................39

Distribution Arrangement.......................................................39

Year 2000 Transition...........................................................40

Legal Proceedings..............................................................41

Accumulation Units.............................................................42

Other Information on File......................................................42

Table of Contents of Statement of Additional Information.......................43


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (OR ANY SALES LITERATURE APPROVED BY AMERICAN FRANKLIN) IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS IS NOT AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM AN OFFER WOULD BE UNLAWFUL.

                                    GLOSSARY

ACCOUNT VALUE - the sum of an Owner's Fixed Account value and Variable Account value.

ACCUMULATION UNIT - a measuring unit used in calculating an Owner's interest in a Division of Separate Account VA-1 before the Annuity Commencement Date.

AMERICAN FRANKLIN OR WE, OUR, US - The American Franklin Life Insurance Company.

ANNUITANT - the person named in the application for a Contract on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which American Franklin begins making payments under an Annuity Payment Option, unless you elect a lump-sum distribution instead.

ANNUITY PAYMENT OPTION - one of the several forms in which an Owner can ask us to make annuity payments.

ANNUITY UNIT - a measuring unit used in calculating the amount of Variable Annuity Payments.

CONTRACT ANNIVERSARY - each anniversary of the date we issue your Contract. Every Contract Anniversary is the beginning of a Contract Year.

FIXED ACCOUNT - the name of the investment alternative under which we allocate your purchase payments to American Franklin's General Account.

OWNER, YOU - the holder of record of a Contract. An employer or trustee may be the Owner of a Contract in connection with a retirement plan.

PORTFOLIO - an individual fund or series available for investment under the Contracts through one of the Divisions.

VALUATION DATE - any day on which American Franklin's Administrative Office is open for business except, with respect to any Division, a day on which the related Portfolio does not value its shares.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT - the name of the investment alternative under which we allocate your purchase payments to one or more Divisions. The return on a Division will vary, depending on the investment performance of its underlying Portfolio.

                                    FEE TABLE


         TRANSACTION CHARGES
         -------------------
                  Sales Charge Imposed on Purchases                                  0%
                  Maximum Surrender Charge (1)                                       6%
                  (computed as a percentage of purchase payments withdrawn)
                  Transfer Fee                                                      $0 (2)

         ANNUAL CONTRACT FEE (3)                                                    $30
         -------------------

         SEPARATE ACCOUNT VA-1 ANNUAL EXPENSES (as a percentage of average daily net asset value)
         -------------------------------------
                  Mortality and Expense Risk Charge                                 1.25%
                  Administrative Expense Charge                                     0.15%
                                                                                    -----
                      Total Separate Account VA-1 Annual Expenses                   1.40%

--------------------------------------------------------------
(1) This charge does not apply or is reduced under certain circumstances.
(2) This charge is $25 for each transfer after the twelfth during each Contract Year before the Annuity Commencement Date.
(3) We don't impose this charge while we make annuity payments, and currently, if cumulative purchase payments are at least $75,000. See "Annual Contract Fee."

              The Portfolios' Annual Expenses for 1998 Fiscal Year
                     (as a percentage of average net assets)



                                                                                      TOTAL PORTFOLIO
                                          MANAGEMENT                OTHER                OPERATING
                                            FEES                   EXPENSES            EXPENSES(1)(2)
                                          ----------               --------           ---------------
VIP Money Market.....................       0.20%                   0.10%                  0.30%

VIP High Income......................       0.58%                   0.12%                  0.70%

VIP Equity-Income....................       0.49%                   0.09%                  0.58%

VIP Growth...........................       0.59%                   0.09%                  0.68%

VIP Overseas.........................       0.74%                   0.17%                  0.91%

VIPII Investment Grade Bond..........       0.43%                   0.14%                  0.57%

VIPII Asset Manager..................       0.54%                   0.10%                  0.64%

VIPII Index 500......................       0.24%                   0.11%                  0.35%

VIPII Contrafund.....................       0.59%                   0.11%                  0.70%

MFS Emerging Growth..................       0.75%                   0.10%                  0.85%

MFS Research.........................       0.75%                   0.11%                  0.86%

MFS Growth With Income...............       0.75%                   0.13%                  0.88%

MFS Total Return.....................       0.75%                   0.16%                  0.91%

MFS Utilities........................       0.75%                   0.26%                  1.01%

MFS Capital Opportunities............       0.75%                   0.36%(3)               1.11%(3)



(1) A portion of the brokerage commissions certain Fidelity Portfolios paid was used to reduce their expenses. In addition, certain Fidelity Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement for Index 500 Portfolio, would have been: for VIP Equity-Income
Portfolio: 0.57%; for VIP Growth Portfolio: 0.66%; for VIP Overseas Portfolio:
0.89%; for VIPII Asset Manager Portfolio: 0.63%; for VIPII Index 500 Portfolio:
0.28%; and for VIPII Contrafund Portfolio: 0.66%.



(2) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.



(3) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. After taking this expense reimbursement into account, the total operating expenses for MFS Capital Opportunities would have been 1.02%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2000, unless terminated with the consent of the board of trustess which oversees the series.



EXAMPLE

If you surrender your Contract or annuitize, and pay a Surrender Charge at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:




                                         1 YEAR        3 YEARS       5 YEARS      10 YEARS
If all amounts invested in one of
the following Portfolios:

VIP Money Market.....................      $74           $105          $135          $206

VIP High Income......................      $77           $116          $155          $247

VIP Equity-Income....................      $76           $113          $149          $234

VIP Growth...........................      $77           $115          $153          $243

VIP Overseas.........................      $79           $122          $165          $266

VIPII Investment Grade Bond..........      $76           $113          $149          $234

VIPII Asset Manager..................      $77           $114          $152          $240

VIPII Index 500......................      $73           $104          $134          $204

VIPII Contrafund.....................      $77           $115          $153          $243

MFS Emerging Growth..................      $79           $121          $163          $263

MFS Research.........................      $79           $121          $163          $264

MFS Growth with Income...............      $79           $121          $164          $266

MFS Total Return.....................      $79           $122          $166          $269

MFS Utilities........................      $80           $125          $171          $279

MFS Capital Opportunities............      $80           $125          $171          $280


If you do not surrender a Contract or annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:




                                       1 YEAR       3 YEARS       5 YEARS     10 YEARS
If all amounts are invested in one
of the following Portfolios:

VIP Money Market.....................     $18          $55           $95         $206

VIP High Income......................     $22          $67          $115         $247

VIP Equity-Income....................     $21          $63          $109         $234

VIP Growth...........................     $21          $66          $113         $243

VIP Overseas.........................     $24          $73          $125         $266

VIPII Investment Grade Bond..........     $21          $63          $109         $234

VIPII Asset Manager..................     $21          $65          $112         $240

VIPII Index 500......................     $18          $55           $94         $204

VIPII Contrafund.....................     $21          $66          $113         $243

MFS Emerging Growth..................     $23          $72          $123         $263

MFS Research.........................     $23          $72          $123         $264

MFS Growth with Income...............     $24          $73          $124         $266

MFS Total Return.....................     $24          $74          $126         $269

MFS Utilities........................     $25          $77          $131         $279

MFS Capital Opportunities............     $25          $77          $131         $280


         We compiled this Fee Table to help you understand the various costs and expenses that you would bear, directly or indirectly, under the Contract. The table reflects expenses of Separate Account VA-1 and the Portfolios. In addition to the fees and expenses described below, we will deduct an amount to cover any applicable premium taxes. Premium tax rates depend on your place of residence at the time the tax is charged. Rates currently range from 0% to 3.5% and may change.

         THESE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance.

                                     SUMMARY

         You should read this summary together with the other information in this Prospectus. We designed the Contracts to provide retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of savings under the Contract to provide fixed or variable annuity payments.

MINIMUM INVESTMENT REQUIREMENTS

         Your initial purchase payment must be at least $5,000 (or $2,000 for IRAs and SEPs). Any subsequent purchase payment must be at least $50. If the Account Value for a Contract falls below $500, we may cancel your interest in the Contract and treat it as a full surrender. Different termination provisions apply to IRAs. We also may transfer funds from a Division (other than the VIP Money Market Division) or from a Guarantee Period, without charge, to the VIP Money Market Division if the Account Value of that Division or Guarantee Period falls below $500. See "Contract Issuance and Purchase Payments."

FLEXIBLE PREMIUM PAYMENTS

         After your initial purchase payment, you determine the frequency and the amount of purchase payments, subject to certain limits. See "Contract Issuance and Purchase Payments."

PURCHASE PAYMENT ACCUMULATION

         Purchase payments will accumulate on a variable or fixed basis, as you direct, until the Annuity Commencement Date. For variable accumulation, you may allocate purchase payments and Account Value to one or more of the 15 available Divisions of Separate Account VA-1. Each Division invests in shares of one of 15 corresponding Portfolios. See "The Portfolios." As the value of the investments in a Portfolio's shares increases or decreases, the value of accumulated purchase payments in the corresponding Division increases or decreases, subject to applicable charges and deductions. See "Variable Account Value."

         For fixed accumulation, you may allocate purchase payments and Account Value to one or more of the three Guarantee Periods currently available in the Fixed Account. Each Guarantee Period is for a different period of time and has a different Guaranteed Interest Rate. The value of accumulated purchase payments in a Guarantee Period increases at the Guaranteed Interest Rate applicable to that Guarantee Period. See "The Fixed Account."

FIXED AND VARIABLE ANNUITY PAYMENTS

         You may elect to receive Fixed or Variable Annuity Payments, or a combination of them, starting on the Annuity Commencement Date.


         Fixed Annuity Payments are periodic payments from American Franklin which are fixed and guaranteed by American Franklin. The amount of the payments will depend on the Annuity Payment Option chosen, the age, and in some cases, sex of the Annuitant, and the total amount of Account Value applied to the fixed Annuity Payment Option.


         Variable Annuity Payments are similar to Fixed Annuity Payments, except that the amount of each periodic payment will depend on the net investment return of the Division or Divisions you choose. If the net investment return for a given month exceeds the assumed interest rate used in the Contract's annuity tables, the monthly payment will be greater than the previous payment. If the net investment return for a month is less than the assumed interest rate, the monthly payment will be less than the previous payment. The assumed interest rate used in the Contract's annuity tables is 3.5%. We may in the future offer other forms of Contract with a lower assumed interest rate, and we reserve the right to discontinue offering the higher interest rate form of Contract. See "Annuity Period and Annuity Payment Options."

CHANGES IN ALLOCATIONS AMONG DIVISIONS AND GUARANTEE PERIODS

         Before the Annuity Commencement Date, you may change your allocation of future purchase payments to each of the various Divisions and Guarantee Periods, without charge.

         In addition, you may reallocate Account Value among the Divisions and Guarantee Periods before the Annuity Commencement Date. Transfers out of a Guarantee Period, however, are subject to limitations as to amount. For these and other terms and conditions of transfer, see "Transfer, Surrender and Partial Withdrawal of Account Value - Transfers."

         After the Annuity Commencement Date, you may transfer Account Value among the Divisions, or from a Division to a fixed Annuity Payment Option, but you cannot make transfers from a fixed Annuity Payment Option.
See "Annuity Period and Annuity Payment Options - Transfers."

SURRENDERS, WITHDRAWALS AND CANCELLATIONS

         You may totally surrender or partially withdraw funds from a Contract at any time before the Annuity Commencement Date, by written request to us. We may assess a Surrender Charge, and you may have to pay a tax or a tax penalty. The maximum Surrender Charge (computed as a percentage of purchase payments withdrawn) is 6% of purchase payments withdrawn during the first two years after we received them. See "Surrenders and Partial Withdrawals" and "Charges Under the Contracts - Surrender Charge."

         You may cancel your Contract by delivering or mailing it, with a written cancellation request, to us before the close of business on the tenth day after you receive the Contract. (In some states, the Contract may provide for a different period.) If you cancel the Contract, we will deem it cancelled on the date of the postmark, and we will refund the Account Value plus any premium taxes and Annual Contract Fee that have been deducted. If state law requires, we will refund the greater of that amount or the amount of purchase payments.

         Surrenders, withdrawals and cancellations may have adverse tax consequences. See "Federal Tax Matters."

DEATH BENEFIT

         If the Annuitant (where there is no surviving contingent annuitant) or Owner dies before the Annuity Commencement Date, we will pay a death benefit to the beneficiary. The death benefit amount will depend on whether your Contract has a death benefit endorsement, but it will be at least the greater of the Account Value at the time we receive proof of death minus premium taxes, or the sum of all purchase payments made minus surrenders and withdrawals. See "Death Benefit."

EMPLOYEE BENEFIT OR DEFERRED COMPENSATION PLANS

         Any applicable employee benefit or deferred compensation plan may limit your rights under a Contract to surrender, take partial withdrawals, make purchase payments, and annuitize. This Prospectus doesn't describe any employee benefit or deferred compensation plans. You should learn about any retirement or deferred compensation plan that applies to your Contract. You can get more information on some employee benefit plans from the disclosure documents prepared under the Employee Retirement Income Security Act of 1974. We are not responsible for monitoring or assuring compliance with any retirement or deferred compensation plan.

NOTICE TO US

         Direct all communications to us to our Administrative Office. Include the Contract number, the Owner's name and, if different, the Annuitant's name.

         We deem purchase payments or other communications to be received by us on the actual date of receipt in proper form unless we receive them (1) after the close of regular trading on the New York Stock Exchange or (2) on a date that is not a Valuation Date. In either of these cases, the date of receipt is the next Valuation Date.

                      FINANCIAL AND PERFORMANCE INFORMATION

         For historical financial information on the Divisions, see "Accumulation Unit Values."

         From time to time, we may include in advertisements and other sales materials several types of performance information for the Divisions, including "average annual total return," "total return," and "cumulative total return." The VIPII Investment Grade Bond Division and the VIP High Income Division may also advertise "yield." The VIP Money Market Division may advertise "yield" and "effective yield."

         Each of these figures is based on historical information and does not represent the future performance of a Division. These performance figures also do not represent the actual experience of any particular Owner. The investment experience for each Division reflects the investment performance of the separate Portfolio funding the Division for the periods stated. For periods before the Contract became available, we may also show results by applying all applicable Contract charges and fees to the historical Portfolio performance results for those periods. Additional information about the Divisions' performance appears in the Statement of Additional Information.

         We may also advertise our ratings by independent financial rating services, such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The ratings from these three nationally-recognized rating organizations reflect the claims paying ability and financial strength of American Franklin and are NOT a rating of investment performance of the Divisions or the Contracts.

         In addition, we may include in advertisements endorsements in the form of a list of organizations, individuals or other parties that recommend American Franklin or the Contracts. American Franklin may occasionally include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

         The financial statements for Separate Account VA-1 and American Franklin are located in the Statement of Additional Information. See the cover page of the Prospectus for information on how to obtain a copy of the Statement of Additional Information. The financial statements of American Franklin should be considered only as bearing on the ability of American Franklin to meet its contractual obligations under the Contracts; they do not reflect the investment performance of Separate Account VA-1.

         We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                   AMERICAN FRANKLIN AND SEPARATE ACCOUNT VA-1

         American Franklin is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. American Franklin is a wholly-owned subsidiary of American General Corporation, 2929 Allen Parkway, Houston, Texas 77019-2155. American General, a publicly traded company whose stock is traded on the New York Stock Exchange, is one of the largest diversified financial services organizations in the United States, and its operating subsidiaries are leading providers of retirement services, consumer loans and life insurance.

         We established Separate Account VA-1 on May 22, 1996. It consists of 15 Divisions, all of which are available under the Contracts offered by this Prospectus. We have registered Separate Account VA-1 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). This registration does not mean that the Securities and Exchange Commission supervises the management or investment policies of Separate Account VA-1. Separate Account VA-1 meets the definition of a "separate account" under federal securities laws.

         The operations of each Division of Separate Account VA-1 are part of our general operations, and the assets of Separate Account VA-1 belong to us. Obligations under the contracts are our obligations. Under Illinois law, the assets of Separate Account VA-1 equal to its reserves and other liabilities are not chargeable with liabilities arising out of any other business which we may conduct, but are held exclusively to meet our obligations under variable annuity contracts issued through Separate Account VA-1. We may transfer the excess to our general account. The income, gains, and losses, whether or not realized, from assets allocated to Separate Account VA-1, are credited to or charged against Separate Account VA-1 without regard to our other income, gains, or losses.

                                 THE PORTFOLIOS

         Each Division of Separate Account VA-1 invests exclusively in shares of a specific separate investment Portfolio that is operated by one of three mutual funds (the "Funds"). The Funds sell shares of these Portfolios, without sales charges, exclusively to insurance company separate accounts and qualified plans. The three mutual funds are the VARIABLE INSURANCE PRODUCTS FUND ("VIP"); the VARIABLE INSURANCE PRODUCTS FUND II ("VIPII"); and the MFS VARIABLE INSURANCE TRUST ("MFS Trust"). The Portfolios are listed below.

         Each of these mutual funds also offers its shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with us. We do not see any conflict between Owners of Contracts and owners of variable life insurance policies or variable annuity contracts issued by insurance companies not affiliated with American Franklin. Nevertheless, the Boards of Trustees of each of these mutual funds will monitor to identify any material irreconcilable conflicts that may develop and determine what, if any, action should be taken in response. If it becomes necessary for any separate account to replace shares of any Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

         Each Portfolio has a different investment objective and different investment policies. The objectives and policies of each Portfolio will affect its return and its risks. The Prospectuses and Statements of Additional Information for the Portfolios describe in detail the investment objectives, policies, restrictions and risks of the Portfolios. The Prospectuses for the Portfolios are attached to this Prospectus.

         The investment objectives and policies of some of the Portfolios may be similar to those of other funds managed by the same investment adviser. The investment results of the Portfolios, however, may be higher or lower than the results of those other funds. There can be no assurance, and we do not represent, that the investment results of any Portfolio will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

         Following is a summary of the policies and objectives of the Portfolios of the VIP:



         VIP MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Portfolio's investments.


         VIP HIGH INCOME PORTFOLIO seeks a high level of current income while also considering growth of capital. The Portfolio normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and covertible securities, with an emphasis on lower-quality debt securities which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investing in junk bonds, see the Prospectus for the Variable Insurance Products Fund, which is attached to this Prospectus.

         VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at least 65% of its total assets in income-producing equity securities.



         VIP GROWTH PORTFOLIO seeks capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in companies which its investment adviser believes have above-average growth potential.


         VIP OVERSEAS PORTFOLIO seeks long-term growth of capital and normally invests at least 65% of its total assets in foreign securities. The Portfolio normally invests its assets primarily in common stocks.


         Following is a summary of the policies and objectives of the Portfolios of the VIPII:


         VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and normally invests its assets in U.S. dollar-denominated investment-grade bonds. The investment adviser uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the Portfolio and selecting investments and manages the Portfolio to have similar overall interest rate risk to the index.


         VIPII ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.


         VIPII INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price INDEX ("S & P 500"), and normally invests at least 80% of its assets in common stocks included in the S & P 500. The S & P 500 is a widely recognized, unmanaged index of common stock prices.


         VIPII CONTRAFUND PORTFOLIO seeks long-term capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in securities of companies whose value the investment adviser believes is not fully recognized by the public.



         Following is a summary of the policies and objectives of the Portfolios of the MFS Trust:



         MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.


         MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

         MFS GROWTH WITH INCOME SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.


         MFS TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities.


         MFS UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign companies in the utilities industry.


         MFS CAPITAL OPPORTUNITIES SERIES will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.



         We do not guarantee that any Portfolio will achieve its objective. In addition, no single Portfolio or Division, by itself, constitutes a balanced investment plan.

         Except for the VIP MONEY MARKET, VIPII INVESTMENT GRADE BOND, VIPII INDEX 500 and MFS GROWTH WITH INCOME Portfolios, the Portfolios can purchase lower-quality bonds, also known as "junk bonds". Junk bonds are highly speculative. They provide poor protection for payment of principal and interest. Changes in an issuer's creditworthiness can cause greater risks of default or price changes than the risks typically associated with higher-rated securities. For a discussion of the risks of investing in junk bonds, see the Prospectuses for the Funds, which are attached to this Prospectus.


         Subject to the approval and supervision of the Funds' Boards of Trustees, Fidelity Management & Research Company ("FMR") manages the day-to-day investment operations of VIP and VIPII, and exercises overall responsibility for the investment and reinvestment of their assets. Each Portfolio of the VIP and the VIPII pays FMR a monthly fee for managing its business and investment affairs. For a description of FMR and the calculation of its fee, see the Prospectuses and Statements of Additional Information for the VIP and the VIPII.



         Subject to the policies of the Fund's Board of Trustees, Massachusetts Financial Services Company ("MFS") makes investment decisions for each Portfolio of the MFS Trust. MFS also provides the MFS Trust Portfolios with administrative services and general office facilities. MFS receives a monthly management fee for its services. For a description of MFS and the calculation of its fee, see the Prospectus of the MFS Trust.

         We and the Funds' investment advisers may agree that the investment advisers will reimburse us or our affiliates for certain costs incurred in administering the Funds as variable funding options for the Contracts. We have agreed with MFS that MFS or its affiliates will pay us a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each Portfolio of the MFS Trust attributable to the Contracts and certain other variable contracts that we or our affiliates issue. This fee will not be paid by the Portfolios, their shareholders or the Owners.

         Affiliates of FMR may compensate us or our affiliates for administrative, distribution, or other services relating to the Portfolios of the Funds. Such compensation is generally based on assets of the portfolios attributable to the Contracts and certain other variable contracts that we or our affiliates issue.

         BEFORE YOU SELECT ANY DIVISION, you should carefully read the Funds' prospectuses. To obtain additional copies of the Prospectuses of the Funds, contact us.

                                VOTING PRIVILEGES

         At meetings of Portfolio shareholders, Separate Account VA-1 will vote shares of the Portfolios according to your instructions, in proportion to the shares attributable to your Contract. We will request voting instructions from Owners of Contracts that are not yet in the annuity period. (This is the period when we make annuity payments under an Annuity Payment Option.) For Contracts that are in the annuity period, we will request instructions from Annuitants or other payees, or from Owners of Section 457 Contracts. We will determine the persons entitled to give voting instructions, and the number of their votes, as of the record date for a meeting.

         If there are shares for which we receive no instructions, or if we hold shares on our own behalf, we will vote these shares in the same proportion as the shares for which we do receive instructions.




         The number of votes you are entitled to direct for a Portfolio equals
(a) your Variable Account value in that Portfolio divided by (b) the net asset value of one share of that Portfolio. We will take fractional shares into account in determining the number of votes. If you have chosen a variable Annuity Payment Option, we will calculate your votes in a similar manner, based on our liability for future variable annuity payments as of the record date, the mortality assumptions and the assumed interest rate used to determine the number of Annuity Units under a Contract and the applicable value of an Annuity Unit on the record date.



         We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

                                THE FIXED ACCOUNT

         ANY PURCHASE PAYMENTS THAT YOU ALLOCATE TO A GUARANTEE PERIOD OF THE FIXED ACCOUNT OR THAT SUPPORTS FIXED ANNUITY PAYMENTS BECOMES PART OF OUR GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933 OR AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS ABOUT THE FIXED ACCOUNT OR ABOUT FIXED ANNUITY PAYMENTS. THOSE DISCLOSURES, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS THAT REQUIRE STATEMENTS IN PROSPECTUSES TO BE ACCURATE AND COMPLETE.

         Obligations of the Fixed Account are our legal obligations and are supported by our General Account assets, which also support our obligations under other insurance and annuity contracts. American Franklin owns the investments purchased with Fixed Account funds, and Separate Account VA-1 Owners have no legal rights in those investments.

         If you allocate Account Value to the Fixed Account, you earn a Guaranteed Interest Rate, starting on the date of your allocation. This Guaranteed Interest Rate continues for the Guarantee Period you select. You can select a Guarantee Period from the Guarantee Periods that we then offer. We currently offer Guarantee Periods of one, three and five years. Each Guarantee Period has its own Guaranteed Interest Rate, which may be different from the rate for other Guarantee Periods.

         At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including accrued interest, to a new Guarantee Period of the same length, unless you have instructed us differently in writing. You can instruct us to allocate the Account Value to a different Guarantee Period, to several Guarantee Periods, or to one or more of the Divisions of Separate Account VA-1. We must receive this written request at least three Valuation Dates before the end of the Guarantee Period. If you have not given us a written allocation request, and the renewed Guarantee Period extends beyond your scheduled Annuity Commencement Date, we will contact you about your scheduled Annuity Commencement Date. If you elect to annuitize in this situation, we may waive the Surrender Charge. See "Annuity Payment Options" and "Surrender Charge."



         The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the earlier Guarantee Period. We will notify you at least 30 days and not more than 60 days before the end of any Guarantee Period. If your Account Value in a Guarantee Period is less than $500, we reserve the right, without charge, to automatically transfer the balance to the VIP Money Market Division at the end of that Guarantee Period, unless we have received written instructions in good order to transfer the balance to a Division, or to allocate the balance to a new Guarantee Period.


         We declare the Guaranteed Interest Rates from time to time at our discretion. We will notify you about the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a purchase payment, you make a transfer, or a you renew a Guarantee Period. Interest rates may vary from one Guarantee Period to another because the other Guarantee Period begins on a different date, or is of a different length. Also, we may credit different rates of interest to a renewed Guarantee Period and a Guarantee Period in respect of a new Contract, an additional purchase payment or a transfer from the Variable Account that begin on the same date and are of the same length. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

         From time to time we will, at our discretion, change the Guaranteed Interest Rate for future Guarantee Periods of various lengths. These changes will not affect the Guaranteed Interest Rates being paid on Guarantee Periods that have already started. Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Interest Rate that will continue unchanged until the end of that period. We reserve the right to change the Guarantee Periods available at any time.

         AMERICAN FRANKLIN'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. WE CAN NOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES ABOVE THE MINIMUM GUARANTEED INTEREST RATE.

         You can get information on the Guaranteed Interest Rates applicable to the various Guarantee Periods at any time from us.

                      CONTRACT ISSUE AND PURCHASE PAYMENTS

         The minimum initial purchase payment for a Contract is $5,000 (or $2,000 for IRA or SEP Contracts). Subsequent purchase payments allocated to any Division or Guarantee Period must be at least $50. We reserve the right to change these minimums. We may waive the minimum initial purchase payment amount for a block of Contracts where the average purchase payment for the block meets the minimum requirement.

         You must apply for a Contract by filling out and signing our application form. We may agree to accept applications in other mediums or formats. If you submit a properly completed application along with a purchase payment, we will, within two business days after we receive them, either process the application, credit the purchase payment, and issue the Contract, or reject the application and return the purchase payment to you.

         If we receive an incomplete application, we will attempt to contact you to complete it. If we cannot complete the application within five business days after we receive the initial purchase payment, we will immediately return the entire initial purchase payment to you unless you have been informed of the delay and you have asked us not to return it. When your application is complete, we will credit the balance of the initial purchase payment, after deducting any charges and any applicable premium tax, to the Divisions and/or the Fixed Account according to your selection.

         We credit subsequent purchase payments as of the end of the Valuation Period in which we receive them together with any required written identifying information. We reserve the right to reject any application or purchase payment for any reason.

         If your Account Value in any Division falls below $500 because of a partial withdrawal from the Contract, we reserve the right to transfer, without charge, the remaining balance to the VIP Money Market Division. If your Account Value in any Division falls below $500 because of a transfer to other Divisions or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the Divisions or Fixed Account to which the transfer was made. We will waive these minimum requirements for transfers under the Variable Account Asset Rebalancing program. See "Variable Account Asset Rebalancing."

         A purchase payment begins to earn a return on the date that it is credited to a Contract. You must allocate amounts of each purchase payment to Divisions or Guarantee Periods in whole percentages on the application form. You can change these allocation percentages any time by sending written notice to us.



         If your total Account Value falls below $500, we may cancel the Contract. (In Texas, if your Account Value is less than $500 or would provide an income the initial amount of which is less than $20 per month and no purchase payments have been applied for a period of 2 full years, we may cancel the Contract upon 60 days' notice to you, and return your Account Value.) IRA annuities have different termination provisions. We will consider any cancellation to be a full surrender of the Contract. We will provide you with 60 days' advance notice of any such cancellation.



         If your Account Value does not fall below $500, you are not required to make any further purchase payments. However, you may make subsequent purchase payments any time before the Annuity Commencement Date while the Owner and Annuitant are still living. Make checks for subsequent purchase payments payable to The American Franklin Life Insurance Company, and send them to us. We will also accept purchase payments by wire or by exchange from another insurance company. You can get more information about making purchase payments by either of these methods from a sales representative or from us.

         You may make purchase payments in connection with salary reduction plans under Section 403(b) of the Internal Revenue Code only with American Franklin's agreement. Also, the following annual limits on purchase payments apply to Contracts in the categories shown:


         CONTRACT                           MAXIMUM PURCHASE PAYMENTS PER YEAR
         --------                           ----------------------------------
         IRA                                   In general, $2,000
         SEP                                   $24,500
         SIMPLE IRA                            Maximum contribution allowed by law
         Section 457 Contract                  In general, $7,500


ACCOUNT VALUE

         Before the Annuity Commencement Date, your Account Value under a Contract is the sum of your Variable Account value and your Fixed Account value, as discussed below.

VARIABLE ACCOUNT VALUE

         Your Variable Account value as of any Valuation Date before the Annuity Commencement Date equals the sum of the Variable Account values in each Division of Separate Account VA-1 on that date. The Variable Account value in a Division is the number of Accumulation Units in that Division multiplied by the value of an Accumulation Unit on that Valuation Date. WE DO NOT GUARANTEE ANY MINIMUM VARIABLE ACCOUNT VALUE. YOU BEAR THE ENTIRE RISK OF ALL INVESTMENT LOSSES OF ANY AMOUNT THAT YOU ALLOCATE TO SEPARATE ACCOUNT VA-1.

         We credit Accumulation Units to a Division when you allocate purchase payments or transfer amounts to that Division. Similarly, we cancel Accumulation Units when you transfer or withdraw amounts from a Division, and to pay certain charges under the Contract. We will credit or cancel Accumulation Units based on their value at the end of the Valuation Date on which the related amounts are being credited to or charged against the Variable Account value.

         We calculate the value of an Accumulation Unit for a Division on any Valuation Date by multiplying the prior value of that Division's Accumulation Unit by the Division's net investment factor for the Valuation Period ending on that Valuation Date. The value of an Accumulation Unit for each Division at the start of operations was $5.00. Investment performance of a Portfolio, expenses, and deduction of charges all affect Accumulation Unit value.

         We determine the net investment factor for a Division by:

          - dividing the net asset value per share of the Portfolio shares held by the Division, as of the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the Portfolio shares held by the Division during the current Valuation Period, by

          - the net asset value per share of the Portfolio shares held in the Division as of the end of the previous Valuation Period, and

          - subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

         The Fixed Account value as of any Valuation Date before the Annuity Commencement Date is the sum of the Fixed Account value in each Guarantee Period as of that date. The Fixed Account value in any Guarantee Period equals the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

         We guarantee the Fixed Account value. Therefore, we bear the investment risk of amounts you allocate to the Fixed Account. However, we may vary the Guaranteed Interest Rate for future Guarantee Periods.

          TRANSFERS, VARIABLE ACCOUNT ASSET REBALANCING, SURRENDERS AND
                              PARTIAL WITHDRAWALS

TRANSFERS

         Starting 30 days after your Contract's issue date (and before the Annuity Commencement Date), you may transfer your Account Value among the available Divisions of Separate Account VA-1 and Guarantee Periods, subject to the conditions described below. Transfers are effective at the end of the Valuation Period in which we receive a written or telephone transfer request.

         You may make up to 12 transfers each Contact Year without charge. Each additional transfer will cost $25. You may not, during any Contract Year, transfer out of a Guarantee Period more than 25% of the Account Value that you allocated to it at its inception. This 25% limit does not apply to transfers 15 days before or after the end of the Guarantee Period to the same or to another Guarantee Period. The 25% limit also does not apply to a renewal at the end of the Guarantee Period to a different Guarantee Period of the same length.

         Subject to the above general rules concerning transfers, you may establish an automatic transfer plan, where we automatically transfer amounts from the VIP Money Market Division to one or more other Divisions, on a monthly, quarterly or semi-annual basis. These transfers will not count towards the 12 free transfers each Contract Year, and will not incur a $25 charge. You can get more information about how to establish an automatic transfer program from a sales representative or from us.

         You must authorize telephone transfers by completing a Telephone Transfer Privilege Form. If we have a properly completed form on file from whoever is entitled to make transfers, we will make transfers according to telephone instructions, subject to the terms of the Telephone Transfer Privilege authorization.

         Because we will honor telephone transfer instructions from anyone who provides correct information, there is a risk that an unauthorized person could use this service in your name, which could cost you money. We have established procedures for accepting telephone transfer instructions, which include verification of the Contract number, the identity of the caller, both the Annuitant's and Owner's names, and a form of personal identification from the caller. We will mail to the Owner a written confirmation of the transaction. We are not liable for any acts or omissions based on instructions that we reasonably believe to be genuine, including losses arising from errors in the communication of instructions.

         If several people try to make telephone transfers at the same time, or if the recording equipment malfunctions, you may not be able to make a telephone transfer when you want. If this happens, you may submit a written transfer request. Also, if the recording of a telephone request is incomplete or if we can't understand what is being said, because of equipment malfunction or for any other reason, we will not process the transaction. The phone numbers you should use for telephone transfers are (800) 200-3101, or in the Houston area, (713) 831-3310.

         The Contracts are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policy on transfers.

VARIABLE ACCOUNT ASSET REBALANCING

         Variable Account Asset Rebalancing authorizes us to automatically transfer your Account Value among the Divisions on a quarterly, semi-annual or annual basis, measured from the Contract Anniversary date, so that the values in each Division on the transfer date correspond to a percentage allocation of the total Variable Account value that you designate. You may not use Variable Account Asset Rebalancing to transfer amounts to or from any Guarantee Period.

         Variable Account Asset Rebalancing is designed to permit the exchange of Variable Account value from those Divisions that have increased in value to those Divisions that have declined in value. Over time, this method of investing may help you to purchase at lower prices and sell at higher prices. However, we cannot assure you that this actually will happen. This method does not guarantee that you will experience profits or that you will not experience losses.

         You can use Variable Account Asset Rebalancing if your Contract has an Account Value of at least $25,000 at the time we receive your application for the Program. You can apply for the Program any time, and once enrolled, you can get out of the Program any time, effective after we receive a written notice. Transfers under the Variable Account Asset Rebalancing Program will not count towards the twelve free transfers each Contract Year, and will not incur a $25 charge. See "Transfers," above.

SURRENDERS AND PARTIAL WITHDRAWALS

         Any time before your Annuity Commencement Date (and while the Annuitant is still living), you may surrender or take a partial withdrawal from your Contract. All collateral assignees of record must consent to any full surrender or partial withdrawal.

         If you make a full surrender, we will pay your Account Value as of the end of the Valuation Period in which we receive a written surrender request in good order, minus any applicable Surrender Charge, uncollected Annual Contract Fee (see "Annual Contract Fee") and applicable premium tax. You must return your Contract along with any request for a full surrender. After a full surrender, or if your Account Value falls to zero, all rights of the Owner, Annuitant or any other person with respect to the Contract will end.

         If you request a partial withdrawal, you should specify, in writing, the Divisions or Guarantee Periods from which you wish the withdrawal to be made. If you don't give us instructions, or if we can't process the withdrawal according to your instructions, we will make the withdrawal pro-rata from the Divisions and Guarantee Periods, based on your Account Value in each. Partial withdrawal requests must be for at least $100 or, if less, for all of the Account Value. Unless you request otherwise, upon a partial withdrawal, the Accumulation Units and

Fixed Account interests that are canceled will equal the amount of the withdrawal request, and we will pay you the amount of your withdrawal request less any applicable Surrender Charge, uncollected Annual Contract Fee and premium tax.



SYSTEMATIC WITHDRAWAL PLAN

         You may make automatic partial withdrawals, with minimum payments of $100, at periodic intervals through a systematic withdrawal program. You may choose monthly, quarterly, semi-annual or annual payment schedules, and may start, stop, increase or decrease payments, subject to the minimum payment limit. You may start taking these withdrawals as early as 30 days after the issue date of the Contract, and they may be taken from the Fixed Account or any Division, as you specify. The terms and conditions applicable to other partial withdrawals apply to systematic withdrawals, including Surrender Charges and exceptions to Surrender Charges. Systematic withdrawals may be subject to federal tax penalties and federal income tax withholding.

         You can get more information about how to establish a systematic withdrawal program from a sales representative or from us. We reserve the right to modify or terminate the procedures for systematic withdrawals at any time.

         THERE ARE CERTAIN RESTRICTIONS ON WITHDRAWALS UNDER SECTION 403(B) TAX SHELTERED ANNUITIES. If your contract was issued under the Texas Optional Retirement Program, you may not redeem it before your termination of employment in the Texas public institutions of higher education or retirement, death or reaching age 70 2.

         Any full surrender or partial withdrawal payment may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Matters."

                           CHARGES UNDER THE CONTRACTS

         We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Surrender Charge may not fully cover all of the sales and distribution expenses that we actually incur, and we may use proceeds in part from other charges, including the mortality and expense risk charge, to cover such expenses.

PREMIUM TAXES

         When applicable, we will deduct charges for premium taxes. We will make such a deduction, in accordance with applicable state law:

(1)  from purchase payment(s) when we receive them; or

(2)  from your Account Value when annuity payments begin; or

(3)  from any partial withdrawal; or

(4) from proceeds payable on termination of the Contract for any other reason, including death of the Annuitant or Owner, or surrender of the Contract.

         If you owe premium tax under paragraphs 2, 3, or 4 above, we may collect reimbursement for the tax by multiplying the sum of the purchase payments being withdrawn by the applicable premium tax percentage.

         Applicable premium tax rates depend upon your then-current place of residence. Rates currently range from 0% to 3.5%, and are subject to change.

SURRENDER CHARGE

         The Surrender Charge compensates us for part of our expenses related to distributing the Contracts. We believe, however, that the amount of expenses will exceed the amount of revenues generated by the Surrender Charge. We will pay any excess out of our general surplus.

         Unless a withdrawal is exempt from the Surrender Charge (as discussed below), the Surrender Charge is a percentage of the amount of each purchase payment that you withdraw during the first seven years after we received it. The percentage declines depending on how many years have passed since the withdrawn purchase payment was made, as follows:


                       YEAR OF
                       PURCHASE           SURRENDER CHARGE AS A
                       PAYMENT              PERCENTAGE OF PURCHASE
                      WITHDRAWAL              PAYMENT WITHDRAWN
                      ----------          ------------------------
                         1st                    6%
                         2nd                    6%
                         3rd                    5%
                         4th                    5%
                         5th                    4%
                         6th                    4%
                         7th                    2%
                     Thereafter                 0%


         To compute the Surrender Charge, we will consider the earliest purchase payments to be withdrawn first, and purchase payments to be withdrawn before any amounts in excess of purchase payments are withdrawn from Account Value. We will consider the following transactions as withdrawals, for purposes of assessing the Surrender Charge: total surrender, partial withdrawal, commencement of an Annuity Payment Option, and termination due to insufficient Account Value.


         The Surrender Charge does not apply to the portion of a withdrawal or total surrender in any Contract Year that is not more than 10% of the amount of purchase payments that (a) have not previously been withdrawn and (b) have been credited to the Contract for at least one year, but not more than seven years, minus the amount of any previous withdrawals during such Contract Year. If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. After the first Contract Year, you may make non-automatic and automatic withdrawals in the same Contract Year subject to the 10% limitation. For withdrawals under a systematic withdrawal plan, purchase payments credited for 30 days or more are eligible for the 10% free withdrawal privilege.


         We also will not apply the Surrender Charge to withdrawals in the following circumstances:

- If your withdrawals exceed the cumulative amount of your purchase payments, we will not apply the Surrender Charge to the excess;

-    The Annuitant dies, at any age, after the Annuity Commencement Date;

- The Annuitant dies, at any age, before the Annuity Commencement Date, provided no contingent annuitant survives;

- Annuitization under an Annuity Payment Option involving payments for at least 10 years, or annuitization under an Annuity Payment Option involving a life contingency if the life expectancy is at least 10 years; or

- You or your Annuitant have been confined to a long-term care facility or are subject to a terminal illness (to the extent that the riders for these matters are available in the applicable state), after the first Contract Year, as set forth under "Long-Term Care and Terminal Illness."

         In Maryland, the Surrender Charge will also not apply if an annuity payment option starts at age 99.

         We may also waive the Surrender Charge for the surrender of a Contract or the withdrawal of Account Value (limited to the Variable Account value and the one year Guarantee Period) under Contracts issued to Owners who are bona-fide full-time employees of American Franklin, The Franklin Life Insurance Company or Franklin Financial Services Corporation, the principal underwriter of the Contracts. This waiver is based on the Contract Owner's status at the time the Contract was purchased.

         We will not apply the Surrender Charge to any amounts withdrawn above the amount permitted by the 10% free withdrawal privilege, described above, if you must withdraw those amounts to obtain or retain favorable tax treatment. This exception is subject to our approval.

         We will not consider a free withdrawal pursuant to any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 10% free withdrawal described in the preceding paragraphs.

         Withdrawals are subject to tax, and you may have to pay a federal tax penalty on distributions if the recipient is under age 59 1/2. In addition, distributions may be subject to federal income tax withholding. See "Federal Income Tax Matters."

TRANSFER CHARGES

         The first twelve transfers in any Contract Year are free. After that, we charge $25 for each transfer. Transfers under an automatic transfer plan and the Variable Account Asset Rebalancing Program will not count toward the 12 free transfers.

ANNUAL CONTRACT FEE



         We will deduct an Annual Contract Fee of $30 from your Account Value on each Contract Anniversary before the Annuity Commencement Date. This fee compensates us for administrative expenses. We will allocate the fee among the Guarantee Periods and Divisions in proportion to the Account Value in them. (Where state law requires, we will allocate this fee among the Divisions in proportion to the Account Value in each; and, if at the time we deduct this fee, the Variable Account value is less than the Annual Contract Fee, we will waive the fee for that deduction.) If you make a full surrender of your Contract on a date other than a Contract Anniversary, we will deduct from the proceeds the entire fee for the Contract Year during which the surrender occurs. Currently, we will waive this Annual Contract Fee if cumulative purchase payments are at least $75,000. We reserve the right to waive the Annual Contract Fee under other circumstances.



CHARGE TO SEPARATE ACCOUNT VA-1

         To offset administrative expenses, and to compensate us for assuming mortality and expense risks under the Contracts, Separate Account VA-1 will incur a daily charge at an annualized rate of 1.40% of the average daily net asset value of Separate Account VA-1 attributable to the Contracts. Of this amount, .15% on an annual basis is for administrative expenses and 1.25% on an annual basis is for the assumption of mortality and expense risks.

         In assuming mortality risk, we are subject to the risk that our actuarial estimate of mortality rates may be wrong, and that Annuitants will live longer than expected, or that more Owners or Annuitants than expected will die when the death benefit that we guarantee is higher than their interests in the Contracts. In assuming expense risk, we take the risk that revenues from the expense charges under the Contracts (which we guarantee will not increase) will not cover our expense of administering the Contracts.

         We reserve the right to impose charges or establish reserves for any federal, state or local taxes that we have incurred or that we may incur, and that may be deemed attributable to the Contracts.

PORTFOLIO EXPENSES

         Each Portfolio will assess its own investment management fee and pay other expenses from the Portfolio's assets, as described in the prospectus relating to that Portfolio.

REDUCTION IN SURRENDER CHARGES OR ADMINISTRATIVE CHARGES

         We may reduce the Surrender Charges or administrative charges imposed under certain Qualified Contracts and Section 457 Contracts in connection with employer-sponsored plans. Any such reductions will reflect differences in costs or services (due to such factors as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform) and will not unfairly discriminate against any person.

                   ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

         Subject to any limitations in a deferred compensation or employee benefit plan, you may select your Annuity Commencement Date when you apply to purchase a Contract. You can change this date any time before the start of an Annuity Payment Option by submitting a written request, subject to our approval. The Annuity Commencement Date can be any day of any month up to and including the Annuitant's 99th birthday. See "Federal Income Tax Matters."

APPLICATION OF ACCOUNT VALUE



         Except under certain qualified contracts, we will automatically apply the Variable Account value in any Division to provide Variable Annuity Payments, and the Fixed Account value to provide Fixed Annuity Payments. If you give us other written instructions at least 30 days before the Annuity Commencement Date, we will apply your Account Value in different proportions. For a Section 457 Contract, under current federal income tax rules, we may have to apply both the Variable Account value in any Division and the Fixed Account value to provide Fixed Annuity Payments.



         We deduct any state and local premium taxes from the Account Value being applied to an Annuity Payment Option. In some cases, we may deduct a Surrender Charge from the amount being applied. See "Surrender Charge." Subject to any such adjustments, your account value is applied to an Annuity Payment Option, ten days before your Annuity Commencement Date. If that day is not a Valuation Date, we will apply your Account Value to an Annuity Payment Option at the end of the next Valuation Period.

FIXED AND VARIABLE ANNUITY PAYMENTS

         Your first monthly Fixed or Variable Annuity Payment will be at least as much as the amount determined from the annuity tables set forth in the Contract, based on your Account Value being applied to provide the Fixed or Variable Annuity Payments.

         After that, the amount of each monthly Fixed Annuity Payment is fixed, and is specified by the terms of the Annuity Payment Option selected.

         We will convert the Account Value that provides Variable Annuity Payments to Annuity Units. We determine the number of your Annuity Units by dividing the first Variable Annuity

Payment by the value of an Annuity Unit of the relevant Division. We will perform this calculation at the end of the tenth day before your Annuity Commencement Date, or, if that is not a Valuation Date, at the end of the next Valuation Period. The number of Annuity Units, once calculated, remains constant for any Annuitant. We determine each subsequent Variable Annuity Payment by multiplying Annuity Units by the value of an Annuity Unit as of the end of the tenth day before each payment date, or, if that is not a Valuation Date, at the end of the next Valuation Period. If the Variable Annuity Payments are based on more than one Division, we make these calculations separately for each Division.

         The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period times the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Contract's annuity tables. The value of an Annuity Unit for each Division at the start of operations was $5.00.

         If the net investment return for a Division for any month turns out to be more than the assumed interest rate in the Contract's annuity tables, a Variable Annuity Payment based on that Division will be higher than that Division's payment for the prior month. On the other hand, if the net investment return for a Division for any month is less than the assumed interest rate in the Contract's annuity tables, a Variable Annuity Payment based on that Division will be less than that Division's payment for the prior month.

ANNUITY PAYMENT OPTIONS



         You can have annuity payments made beginning on the Annuity Commencement Date under any one of the Annuity Payment Options described below. Sixty to 90 days before the scheduled Annuity Commencement Date, we will notify you that your Contract is scheduled to mature, and we will ask you to pick an Annuity Payment Option. If you have not picked an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:



          (1) if the scheduled Annuity Commencement Date is before the Annuitant's 99th birthday, we will extend the Annuity Commencement Date to the Annuitant's 99th birthday, subject to various state limitations; or

          (2) if the scheduled Annuity Commencement Date is the Annuitant's 99th birthday, we will pay you the Account Value, less any applicable Surrender Charge, Annual Contract Fee and premium taxes, in one lump sum.

         The tax code imposes minimum distribution requirements that affect the Annuity Payment Option and the Annuity Commencement Date in connection with Contracts that qualify under Sections 401(a), 403(a) or (b), 408(b), (k) or (p) ("Qualified Contracts"), those that do not ("Non-Qualified Contracts"), and
Section 457 Contracts. Certain Annuity Payment Options may be unavailable. See "Federal Income Tax Matters" below, and "Limitations on Annuity Payment Options" in the Statement of Additional Information. We are not responsible for monitoring or advising Owners as to whether the minimum distribution requirements are being met unless you have asked us in writing to do so, and we have agreed.

ALTERNATIVE PAYMENT SCHEDULES. For any of the five options, you or your Annuitant may decide to receive payments on a quarterly, semi-annual or annual basis, instead of every month. We will determine the amount of each payment in a way that is consistent with how we determine monthly payments.

         You may not elect any Annuity Payment Option unless that option would provide an initial annuity payment of at least $100, where you elect only Fixed or only Variable Annuity Payments, or of at least $50 on each basis, if you elect a combination. If these minimums are not met, we will first reduce the frequency of annuity payments, and if the minimums are still not met, we will make a lump-sum payment to the Annuitant or other properly designated payee in the amount of the Account Value, less any applicable Surrender Charge, uncollected Annual Contract Fee, applicable premium tax and applicable federal income tax withholding.

         You may direct that we pay any amount due to your beneficiary under one of the options described below, subject to tax law requirements. If you do not make this choice, your beneficiary can select an option up to 60 days after your or your annuitant's death. See "Death Benefit." Your beneficiary will have all the remaining rights and powers under the Contract and will be subject to all of its terms and conditions, except that for Qualified Contracts and Section 457 Contracts, the Owner will retain those rights and powers. We will make the first annuity payment at the beginning of the second month after the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values as of the close of business ten days before we make the first annuity payment, or if that is not a Valuation Date, at the close of the next Valuation Period.

         When an Annuity Payment Option becomes effective, you must deliver your Contract to us, in exchange for a payment contract providing the option you have selected. An Annuity Payment Option may not be terminated once annuity payments have started.

FIRST OPTION - LIFE ANNUITY. We make payments monthly during the lifetime of the Annuitant, ending when the Annuitant dies. This Option offers the highest monthly annuity payments, since there is no guarantee of a minimum number of annuity payments, or provision for payments to a beneficiary when the Annuitant dies. Under this Option, the Annuitant could receive only one annuity payment if he or she died before the second annuity payment, or only two annuity payments if he or she died after the second annuity payment but before the third annuity payment, and so on.

SECOND OPTION - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN. We make payments monthly while the Annuitant lives. If the Annuitant dies and we have made payments for less than 120 months, 180 months, or 240 months (depending on the Option), we will continue making payments to your beneficiary for the rest of the period.

THIRD OPTION - JOINT AND LAST SURVIVOR LIFE ANNUITY. We make payments monthly while both the Annuitant and another payee are alive, and after one dies, during the survivor's life. Payments end when the survivor dies. There is no minimum number of guaranteed payments under this Option, so it would be possible for both the Annuitant and payee to receive only one payment if both died before the second annuity payment date, or to receive only two payments if both died after the second annuity payment but before the third, and so on.

FOURTH OPTION - PAYMENTS FOR A DESIGNATED PERIOD. We make payments monthly to the Annuitant or another payee for a period ranging from 5 to 40 years, as you designate. When the Annuitant or other payee dies, we will continue payments to the beneficiary for the rest of the period. If you select Variable Annuity Payments under this Option, the designated period cannot exceed the life expectancy of the Annuitant or other payee.



         Under this option, we do not offer any mortality guarantee, even though we will assess a charge under Separate Account VA-1, partly for mortality risks. See "Charge to Separate Account VA-1."

FIFTH OPTION - PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Option is available only as a Fixed Annuity. We make equal monthly payments of a designated dollar amount (not less than $125, nor more than $200 per year per $1,000 of the original amount due) until the remaining balance is less than one payment. We will then pay the balance, and that will be the final payment under this Option. If the Annuitant dies, and there is a remaining balance, we will make payments to the beneficiary until the remaining balance is paid. We determine the remaining balance at the end of the month by decreasing the balance at the end of the previous month by the amount of any installment paid during the month, and by adding to the result at least 3.5% interest, compounded annually.

         Federal tax regulations may treat the fourth or fifth options as a surrender of the total Account Value. For tax consequences of such treatment, see "Federal Income Tax Matters." You also may not be able to defer taxes on subsequent earnings.

ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - If we make Fixed Annuity Payments under one of the first three Annuity Payment Options, you (or if you have not elected a payment option, your beneficiary) may elect monthly annuity payments equal to the monthly payment available for any annuitant of the same adjusted age and sex (if applicable) as your Annuitant, based on the single payment immediate fixed annuity rates which we are then using. We provide this option to assure you that, at retirement, if we are offering a higher fixed annuity purchase rate for new single payment immediate annuity contracts than the annuity rates guaranteed by your Contract, your Annuitant or other payee can take advantage of the new rates.

TRANSFERS

         After the Annuity Commencement Date, your Annuitant or other payee can make one transfer every 180 days among the available Divisions of Separate Account VA-1, or from the Divisions to a fixed Annuity Payment Option. We will not charge anything for this transfer. We will not permit transfers from a fixed to a variable Annuity Payment Option. If a transfer would decrease the Contract value in any Division to less than $500, we reserve the right to transfer the remaining balance in that Division. We will carry out transfers at the end of the Valuation Period during which we receive a written transfer request. We reserve the right to terminate or restrict transfers at any time.

USE OF GENDER-BASED ANNUITY TABLES

         Court decisions, particularly the United States Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, have held that the use of gender-based mortality tables to determine benefits under "employer-related" plans may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

         The Contracts described in this Prospectus incorporate annuity rate tables that reflect the age and sex of the Annuitant and the Annuity Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as Individual Retirement Annuities not sponsored by an employer). However, to enable employers to comply with NORRIS, we will provide Contracts incorporating "unisex" annuity rate tables for use in connection with "employer-related" plans. You should consult a legal advisor regarding NORRIS and the Contract.

                                  DEATH BENEFIT

         Under the Contracts, if the Annuitant dies before the Annuity Commencement Date, the contingent annuitant that you named in your Contract application will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and either (a) you have not designated a contingent annuitant, or (b) the contingent annuitant dies before the Annuitant dies, we will pay the Death Benefit to the beneficiary. We will determine the Death Benefit as of the date we receive due proof of death.

         Under the Contracts, we will also pay a Death Benefit to the beneficiary if the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Contract dies. The tax code requires that all amounts payable under the Contract be distributed (a) within five years of the Owner's death or (b) as annuity payments, beginning within a year of such Owner's death and continuing over a period not extending beyond the life expectancy of the designated beneficiary. If the designated beneficiary is the deceased Owner's surviving spouse, the spouse can continue the Contract as the new Owner and, if the deceased Owner was the Annuitant, as the new Annuitant.

         If any Owner is not a natural person, these requirements apply upon the death of the primary Annuitant within the meaning of the tax code. Failure to satisfy these tax code distribution requirements may result in serious adverse tax consequences. Parallel provisions of the tax code apply similar requirements to retirement and deferred compensation plans in connection with which Qualified Contracts and Section 457 Contracts are issued.

         The amount of the Death Benefit will depend on whether the Death Benefit Endorsement was issued on your Contract. If your Contract was issued prior to the approval of this Endorsement in your state of residence, your Contract will not have this Endorsement, and the Death Benefit, before the deduction of any premium taxes, will equal the Account Value, or the sum of all net purchase payments minus amounts surrendered or withdrawn, whichever amount is greater.

         If your Contract has this Endorsement, the Death Benefit, before the deduction of any premium taxes, will equal the greatest of the following amounts:

          (1) the sum of all net purchase payments minus amounts surrendered or withdrawn;

          (2)  the Account Value; or

          (3)  the Highest Anniversary Value.

         We will determine the Highest Anniversary Value as follows:

         First, we will calculate the Account Values at the end of each of the past Contract Years that occurred before the deceased's 81st birthday;

         Second, we will increase each of these Account Values by the amount of net purchase payments made since the end of such Contract Years; and

         Third, we will reduce the result by the amount of any withdrawals made since the end of such Contract Years.

         The Highest Anniversary Value will be the highest of these values and will remain the same amount after the deceased's 81st birthday . Net purchase payments are purchase payments less any premium taxes.

         We will invest Death Benefit proceeds in the Fixed Account and Separate Account VA-1 in accordance with your purchase payment allocation instructions, until we pay the proceeds or we receive new instructions from the beneficiary. We pay the death benefit in one sum within 7 days after we receive due proof of death and a written request in good order from the beneficiary as to the manner of payment (except when we can defer such payment under the 1940 Act, or under any of the Annuity Payment Options that we then offer). A beneficiary may apply death benefit proceeds to provide Variable Annuity Payments, Fixed Annuity Payments, or a combination of them.

         If you have not already done so, your beneficiary may, within 60 days after the date the Death Benefit becomes payable, elect to receive the Death Benefit in one sum or under any of the available Annuity Payment Options that satisfy the tax code's distribution requirements described above. If we do not receive any request as to the manner of payment, we will pay the Death Benefit in one sum, based on values determined at that time. If an Annuity Payment Option is selected, we will apply the Fixed Account value to provide Fixed Annuity Payments and the Variable Account value to provide Variable Annuity Payments, unless your beneficiary directs otherwise at least 30 days before the Annuity Commencement Date. For Section 457 Contracts, we will apply all Account Value to provide Fixed Annuity Payments.

         If the Owner is not an individual, the Death Benefit payable upon the death of the Annuitant before the Annuity Commencement Date will be payable only as one sum, or under the same Annuity Options and in the same manner as if an individual Owner died on the date of the Annuitant's death.

         Once we have paid the Death Benefit, the Contract ends, and we have no further obligations under it.

                         OTHER ASPECTS OF THE CONTRACTS

         Only an officer of American Franklin can agree to change or waive the provisions of any Contract. The Contracts are non-participating and are not entitled to share in any dividends, profits or surplus of American Franklin.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

         The Owner of a Contract is the Annuitant, unless you designate a different Annuitant in your application for the Contract. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Contract. The Annuitant and any contingent annuitant are designated in the application for a Contract, and you cannot change them afterward.

         You can designate your beneficiary and any contingent beneficiary in your application for a Contract. Subject to limits under the tax code and any governing Plan using a Qualified Contract, you may change your beneficiary or contingent beneficiary before the Annuity Commencement Date, while the annuitant is still alive. After the Annuity Commencement Date, except for a Section 457 Contract, your payee may change the beneficiary or contingent beneficiary.

         Any designation of a new beneficiary or contingent beneficiary takes effect on the date it is signed, but it will not affect any payments we make or action we take before we receive the written request. We also need the written consent of any irrevocably-designated beneficiary or contingent beneficiary before making a change. Under certain retirement programs, if you are married, you may need the consent of your spouse to designate a beneficiary other than your spouse, or to change a beneficiary to a person other than your spouse. We are not responsible for the validity of any designation of a beneficiary or contingent beneficiary.

         If no designated beneficiary or contingent beneficiary is living at the time any payment is to be made, you will be the beneficiary. If you are not then living, your estate will be the beneficiary.

         Rights under a Qualified Contract may be assigned only in certain narrow circumstances referred to in the Contract. Owners and other payees may assign their rights under Non-Qualified Contracts, including their ownership rights. Only you may assign rights under a Section 457 Contract; your Annuitant or another payee may not assign them. We are not responsible for the validity of any assignment.

         Any change in ownership rights must be made in writing, and a copy must be sent to our Administrative Office. The change will be effective on the date it was made, although we will not be bound by a change until the date we record it. The rights under a Contract are subject to any assignment of record we have on file. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Income Tax Matters."

LONG-TERM CARE AND TERMINAL ILLNESS

         THE RIDERS DESCRIBED BELOW ARE NOT AVAILABLE IN ALL STATES, AND YOU SHOULD CONSULT A SALES REPRESENTATIVE OR US TO DETERMINE WHETHER THEY WILL APPLY. THERE IS NO SEPARATE CHARGE FOR THESE RIDERS.

         LONG-TERM CARE. Pursuant to a special Contract rider, after the first Contract Year, we will not apply a Surrender Charge on withdrawals or surrenders when you or the Annuitant are confined for 30 days or more (or within 30 days after discharge) in a hospital or state licensed in-patient nursing facility. We must receive satisfactory written proof of such confinement.

         TERMINAL ILLNESS. This rider provides that, after the first Contract Year, we will not apply a Surrender Charge on withdrawals or surrenders if we have received a doctor's written certification that you or your Annuitant are terminally ill and not expected to live more than twelve months, and we have waived our right to a second physician's opinion or obtained a confirmatory opinion from a second physician.

REPORTS

         We will mail any reports and communications required by applicable law or regulation to you (or persons receiving payments following the Annuity Commencement Date) at the last address of record. Please send prompt written notice of any address change to us.

MODIFICATION

         We reserve the right to modify the Contract, but only if the modification:

         (i) is necessary to make the Contract or Separate Account VA-1 comply with any law or regulation to which we are subject;

         (ii) is necessary to assure continued qualification of the Contract under the tax code, or other federal or state laws relating to retirement annuities or annuity contracts;

         (iii) is necessary to reflect a change in the operation of Separate Account VA-1 or the Division(s);

         (iv) provides additional Separate Account options; or

         (v) withdraws Separate Account options.

         If we make any modification, we will notify you, or if we are making annuity payments under your Contract, we will notify your payee(s). We may also make appropriate endorsements in the Contract to reflect the modification.

PAYMENT AND DEFERMENT

         We will normally pay amounts surrendered or withdrawn from a Contract within seven calendar days after we receive the written request in good order.

         We reserve the right to delay payment of any surrender, transfer, withdrawal, annuity payment or Death Benefits from a Division for any period during which

         (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings), or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

         (b) the Securities and Exchange Commission determines that an emergency exists making valuation or disposal of securities not reasonably practicable; or

         (c) the Securities and Exchange Commission by order permits the delay for the protection of Owners.

         We reserve the right to defer payment or transfers of amounts out of the Fixed Account for up to six months. Also, we reserve the right to defer payment of that portion of Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. In the case of a Death Benefit, if we do not receive a written request as to the manner of payment within 60 days after it becomes payable, we will pay any death benefit proceeds as a lump sum, normally within seven calendar days after the end of the 60 day period.

                           FEDERAL INCOME TAX MATTERS

         The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult a tax adviser for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").

         We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further details can be found in the Statement of Additional Information pertaining to the contracts under the heading A Tax Status of the Contracts.

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of DEFERRING tax on investment income.

         We believe that if you are a natural person you will not be taxed on increases in the Account Value of a contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of a contract's Account Value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan, generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59-1/2, dies or is disabled, otherwise a tax penalty of 10% may be applied against any amounts included in income.

         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED CONTRACT. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED contract.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the Account Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to contracts owned by natural persons.

         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a owner of the contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

         WITHDRAWALS. When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Account Value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

         PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

-    made on or after the taxpayer reaches age 59 1/2;

-    made on or after the death of an owner;

-    attributable to the taxpayer's becoming disabled; or

- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

         Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits.

         SIMPLE IRAS under Section 408(p) of the Code may also be used in connection with variable annuity contracts. Simple IRAs allow employees to defer a percentage of annual compensation up to $6,000 to a retirement plan, provided the sponsoring employer makes matching or non-elective contributions. The penalty for a distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, rather than the usual 10%.

         SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS may be established by employers under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

         CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract.

         TAX-SHELTERED ANNUITIES under Section 403(b) of the Code permit public schools and other eligible employers to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to Social Security taxes. Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

         DEFERRED COMPENSATION PLANS may be established under Code section 457 by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations.

         OTHER TAX ISSUES. You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or

403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the contract comports with IRA qualification requirements.

         Qualified contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

         Distributions generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. You will be provided the opportunity to elect not to have tax withheld from distributions.

OUR INCOME TAXES

         At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions of the separate account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the contracts.

         Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                            DISTRIBUTION ARRANGEMENT

         Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation, and American Franklin, are both wholly-owned subsidiaries of The Franklin Life Insurance Company. Franklin Financial is the principal underwriter of the Contracts under a Sales Agreement between Franklin Financial and Separate Account VA-1. Pursuant to the Sales Agreement, Franklin Financial pays certain sales expenses for distribution of the Contracts. We pay surrender charge amounts that we collect to Franklin Financial.

         Franklin Financial's registered representatives earn commissions on the sale of the Contracts of up to 4.75% of purchase payments, and annual trail commissions at an annual rate of 0.25% on Variable Account values.

         Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

         From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensations.

                              YEAR 2000 TRANSITION

         INTERNAL SYSTEMS. American Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are being undertaken by its key business units with centralized oversight. Each business unit, including American Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.



         While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of our information technology and non-information technology systems; (2) assess which items in the inventory may expose us to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of our critical systems were Year 2000 ready and had been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.





         THIRD PARTY RELATIONSHIPS. We have relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which we exchange information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that we exercise less, or no, control over Year 2000 readiness. We have developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC had identified and assessed approximately 700 critical third party dependencies, including those relating to American Franklin. A more detailed evaluation was completed during the first quarter 1999 as part of our contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, our testing activities will extend through 1999.





         CONTINGENCY PLANS. American Franklin and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the application action plans. We are currently developing contingency plans and expect to substantially complete all contingency planning activities during the second quarter of 1999.





         RISKS AND UNCERTAINTIES. Based on our plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, we believe that we will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on American Franklin's future results of operations, liquidity, or financial condition. However, due to the size and complexity of this project, risks and uncertainties exist, and we cannot predict a most reasonably likely worst case scenario. If conversion of our internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing our plans) or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on our operations following the turn of the century.





         COSTS. Through December 31, 1998, American Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on our results of operations or financial condition. In addition, we have elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are not passed to Divisions of Separate Account VA-1.





                                LEGAL PROCEEDINGS





                  In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance and sales practices, and a number of these lawsuits have resulted in substantial settlements. American Franklin is a defendant in such purported class action lawsuits filed since 1996, asserting claims related to pricing and sales practices. On December 16, 1998, AGC announced that certain of its life insurance subsidiaries had entered into agreements to resolve the market conduct class action lawsuits. The settlements are not final until approval by the courts and until the respective time periods for filing appeals have been finally resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999. The proposed settlements will not have a material impact on American Franklin's financial condition or business operations.





                  American Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, American Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on American Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.





                               ACCUMULATION UNITS
                              SEPARATE ACCOUNT VA-1




                                                                                                  NUMBER OF
                                                                  ACCUMULATION                ACCUMULATION UNITS
                                                                  UNIT VALUE AT                OUTSTANDING AT
                                                                DECEMBER 31, 1998             DECEMBER 31, 1998
                                                               -------------------         ---------------------
VIP Money Market Division                                             $5.34                        1,634,822
VIP Equity-Income Division                                             6.73                        2,991,972
VIP Growth Division                                                    7.94                        2,207,408
VIP Overseas Division                                                  6.20                          383,712
VIP High Income Division                                               5.54                          499,418
VIPII Investment Grade Bond Division                                   5.70                          598,142
VIPII Asset Manager Division                                           6.64                          820,384
VIPII Index 500 Division                                               8.07                        3,224,829
VIPII Contrafund Division                                              7.62                        1,551,801
MFS Emerging Growth Division                                           7.48                        1,603,087
MFS Research Division                                                  6.95                        2,214,458
MFS Growth With Income Division                                        7.51                        1,338,496
MFS Total Return Division                                              6.43                        2,294,198
MFS Utilities Division                                                 7.04                          903,586
MFS Capital Opportunities Division                                     7.59                          623,561




                            OTHER INFORMATION ON FILE

         A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contracts discussed in this Prospectus. Not all of the information set forth in the Registration Statement and its exhibits has been included in this Prospectus. Statements contained in this Prospectus concerning the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, refer to the instruments filed with the Securities and Exchange Commission.

         A Statement of Additional Information is available from us on request. Its contents are as follows:

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information..............................................................     2
Regulation and Reserves..........................................................     2
Experts..........................................................................     3
Principal Underwriter............................................................     3
Administration of the Contracts..................................................     3
Legal Matters....................................................................     4
Tax Status of the Contracts......................................................     4
Limitations on Annuity Payment Options...........................................     4
     A.  Limitations on Choice of Annuity Payment Option.........................     4
Annuity Payments.................................................................     7
     A.  Gender of Annuitant.....................................................     7
     B.  Misstatement of Age or Sex and Other Errors.............................     7
Change of Investment Adviser or Investment Policy................................     8
Performance Data for the Divisions...............................................     8
Financial Statements.............................................................    11
Index to Financial Statements....................................................   F-1


                                THE CHAIRMAN-TM-
                       INDIVIDUAL RETIREMENT ANNUITY (IRA)
                              DISCLOSURE STATEMENT

                                  INTRODUCTION

         THIS DISCLOSURE STATEMENT IS DESIGNED FOR PRESENT OWNERS OF IRAs ISSUED BY THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY.

         This Disclosure Statement is not part of a contract but contains general and standardized information which must be furnished to each person who is issued an Individual Retirement Annuity. Please refer to the contract to determine specific rights and obligations thereunder.

                                   REVOCATION

         If you are purchasing a new or rollover IRA, then if for any reason you, as a recipient of this Disclosure Statement, decide within 20 days from the date your policy is delivered to you that you do not desire to retain your IRA, written notification to the Company must be mailed, together with your policy, within that period. If such notice is mailed within 20 days, all contributions, without adjustments for any applicable sales commissions or administrative expenses, will be refunded.

MAIL NOTIFICATION OF REVOCATION AND YOUR CONTRACT TO:

                           The American Franklin Life Insurance Company
                           AMFLIC Annuity Service Center
                           P.O. Box 4636
                           Houston, Texas  77210-4636
                           (Phone No. (800) 200-3101).

                                   ELIGIBILITY

         You are eligible to contribute to an IRA for each year before the year in which you reach age 702 if you received compensation from employment, earnings from self-income or alimony. In addition, for each year before the year when your spouse reaches age 702, you can contribute to a separate IRA for your spouse, provided that you and your spouse file a joint income tax return.

                               CONTRIBUTION LIMITS

         The total amount you may contribute to an IRA each year is limited to the lesser of $2,000 or 100% of your eligible compensation. If you open a separate IRA for your lower-earning spouse, the annual contribution limit to that IRA is the lesser of (1) $2,000 or (2) 100% of both spouses' combined compensation minus any contribution to the higher-earning spouse's IRA or Roth IRA. A maximum of $4,000 may be contributed for each tax year to both your and your spouse's IRAs or Roth IRAs (only $2,000 in each IRA or Roth IRA). Any contribution that you make to your or your spouse's IRA must be made by the due date, not including extensions, for filing your federal income tax return for the year (generally, April 15 of the following year).

         Note that rollover contributions (described below), if properly made, do not count toward your maximum annual contribution; nor do they affect your deduction limits, described below.

                        DEDUCTIONS FOR IRA CONTRIBUTIONS

         If neither you, nor your spouse, is an active participant (see A. below), you may make a contribution to your IRA and your spouse's IRA for that year, up to the maximum described above, and take a deduction for the entire amount contributed.

         If you (or your spouse, if married) are an active participant, but you have an adjusted gross income (AGI) (or, if married, a combined AGI) below a certain level (see B. below), you may still make a deductible contribution. However, if your AGI (or, if married, combined AGI) is above the specified level, the amount of the deductible contribution you may make to an IRA will be phased down and eventually eliminated.

A.   ACTIVE PARTICIPANT

         You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), a Simplified Employee Pension program (SEP) or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

         You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans, you may be an active participant even if you were only with the employer for part of the year.

         You are not considered an active participant if you are covered in a plan only because of your service as 1) an Armed Forces Reservist for less than 90 days of active service, or 2) a volunteer firefighter covered for firefighting service by a government plan. Of course, if you are covered in any other plan, these exceptions do not apply.

         If you are married, filed a separate tax return, and did not live with your spouse at any time during the year, your spouse's active participation will not affect your ability to make deductible contributions.

B.   ADJUSTED GROSS INCOME (AGI)

         If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

         In 1998, if you are single, your Threshold AGI Level is $30,000. The Threshold Level if you are married and file a joint tax return is $50,000, and if you are married but file a separate tax return or lived apart from your spouse for the entire year, the Threshold Level is $0. The chart below shows the Threshold Levels for 1999 and later years.


                  YEAR                       SINGLE           MARRIED - FILING JOINTLY
                  ----                       ------           ------------------------
                  1999.....                 $31,000                    $51,000
                  2000.....                 $32,000                    $52,000
                  2001.....                 $33,000                    $53,000
                  2002.....                 $34,000                    $54,000
                  2003.....                 $40,000                    $60,000
                  2004.....                 $45,000                    $65,000
                  2005.....                 $50,000                    $70,000
                  2006.....                 $50,000                    $75,000
                  2007 and later            $50,000                    $80,000


         If your AGI is less than $10,000 above your Threshold Level (or, for married taxpayers starting in 2007, if AGI is less than $20,000 above your Threshold Level), you will still be able to make a deductible contribution, but the deduction will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI - Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction per individual is $2,000.

         You can estimate your Deduction Limit by using the calculation below. (Your Deduction Limit may be slightly higher if you use this formula rather than the table provided by the IRS. For married joint filers starting in 2007, substitute $20,000 for $10,000 in the equation.):

            $10,000 - Excess AGI
         --------------------------   x Maximum Allowable Deduction = Deduction Limit
                   $10,000


You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

         If your spouse is an active participant, but you are not, and you are married filing jointly, your deduction begins to phase out at AGI between $150,000 and $160,000. If you are married filing jointly and either you or your spouse was an Active Participant, you must separately determine the IRA deduction that applies to the contributions that you make to your and your spouse's IRA. If you were divorced or legally separated (and did not remarry) before the end of the year, you cannot deduct any contributions you made to your spouse's IRA. After a divorce or legal separation, you can deduct only the contributions you made to your own IRA and your deductions are subject to the adjusted gross income limit under the rules for single individuals.

EXAMPLES OF DEDUCTIBILITY OF IRA CONTRIBUTIONS:

Example 1: Ms. Smith, a single person, is an active participant and has an AGI of $37,619. She calculates her 1999 deductible IRA contribution as follows:

Her AGI is $37,619
Her Threshold Level is $31,000
Her Excess AGI is (AGI - Threshold Level) or ($37,619-$31,000) = $6,619 Her Maximum Allowable Deduction is $2,000

So, her IRA deduction limit is:

                   $ 10,000 - $6,619
                  ---------------------  x $2,000 = $676 (rounded to $680)
                          $10,000


Example 2: Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000 and one is an active participant. They have a combined AGI of $55,255. They may each contribute to an IRA and calculate their 1999 deductible contributions to each IRA as follows:

Their AGI is $55,255
Their Threshold Level is $51,000
Their Excess AGI is (AGI - Threshold Level) or ($55,255 - $51,000) = $4,255 The Maximum Allowable Deduction for each spouse is $2,000

So, each spouse may compute his or her IRA deduction limit as follows:

                   $ 10,000 - 4,255
                  -------------------  x $2,000 = $1,149 (rounded to $1,150)
                         $10,000


Example 3: Mr. Jones, a married person, files a separate tax return and is an active participant. He has $25,000 of compensation. He cannot make a deductible contribution to an IRA because a married taxpayer who files separately, or who is treated as filing separately, cannot deduct any contribution to an IRA where his AGI exceeds $10,000.

                      NON-DEDUCTIBLE CONTRIBUTIONS TO IRAS

         Even if you are above the Threshold Level and thus may not make a deductible contribution of $2,000, you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA. The amount of your contribution which is not deductible will be a non-deductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or non-deductible contributions, will not be taxed until taken out of your IRA and distributed to you.

         If you make a non-deductible contribution to an IRA, you must report the amount of the non-deductible contribution to the IRS on Form 8606 as a part of your tax return for the year.

         You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your return, you may then figure out how much is deductible.

         You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the non-deductible amount, or to leave it in the IRA and designate that portion as a non-deductible contribution on your tax return.

                                IRA DISTRIBUTIONS

         Generally, IRA distributions which are not rolled over (see "Rollover IRA Rules," below) are included in your gross income in the year they are received. Non-deductible IRA contributions, however, are made using income which has already been taxed (that is, they are not deductible contributions). Thus, the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRA(s) will consist of a non-taxable portion (return of non-deductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings). Special tax rules applicable to lump sum distributions from tax qualified retirement plans are not applicable to IRA distributions.

         Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the non-taxable portion of your distributions for a taxable year:

   Remaining Non-Deductible Contributions
   --------------------------------------------------  x Total Distributions = Nontaxable Distributions
   Year-End Total IRA Balances                             (for the year)              (for the year)


         To figure the year-end total IRA balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs (whether accounts or annuities), as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Example:  An individual makes the following contributions to his or her IRA(s).


                  YEAR                      DEDUCTIBLE                 NON-DEDUCTIBLE
                  ----                      ----------                 --------------
                  1986                         $2,000                            0
                  1987                          1,800                            0
                  1990                          1,000                       $1,000


                  1992                            600                        1,400
                                             --------                      -------
                                               $5,400                       $2,400

Deductible Contributions:                          $5,400
Non-Deductible Contributions:                       2,400
Earnings on IRAs:                                   1,200
                                                    -----

Total Account Balance of IRA(s) as of 12/31/95
(including distributions in 1995):                 $9,000


         In 1995, the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/95 plus 1995 distributions is $9,000. The non-taxable portion of the distributions for 1995 is figured as follows:

Total non-deductible contributions                                 $2,400
                                                                 ---------  x $3,000 = $810
Total account balance in the IRAs, plus distributions              $9,000


         Thus, $810 of the $3,000 distribution in 1995 will not be included in the individual's taxable income. The remaining $2,190 will be taxable for 1995.

                               ROLLOVER IRA RULES

1.   IRA TO IRA

         You may withdraw, tax-free, all or part of the assets from an IRA and reinvest or rollover such assets in one or more IRAs. The rollover must be completed within 60 days of the withdrawal. No IRA deduction is allowed for the rollover. If you make such a rollover, you may not make another rollover from an IRA to another IRA for at least 365 days after the original rollover is made. (However, you can instruct an IRA custodian to transfer amounts directly to another IRA custodian; such a direct transfer does not count as a rollover.) Amounts required to be distributed, such as because the individual has reached age 702, may not be rolled over.

2.   EMPLOYER PLAN DISTRIBUTIONS TO IRA

         All taxable distributions (known as "eligible rollover distributions") from qualified pension, profit-sharing, stock bonus and tax sheltered annuity plans may be rolled over to an IRA, with the exception of (1) annuities paid over a life or life expectancy, (2) installments for a period of ten years or more, and (3) required minimum distributions under Code Section 401(a)(9).

         Rollovers may be accomplished in two ways. First, you may elect to have an eligible rollover distribution paid directly to an IRA (a "direct rollover"). Second, you may receive the distribution directly and then, within 60 days of receipt, roll the amount over to an IRA. However, any amount that you elect not to have distributed as a direct rollover will be subject to 20 percent income tax withholding, and, if you are younger than age 592, may result in a 10% excise tax on any amount of the distribution that is included in income. Questions regarding distribution options should be directed to your Plan Trustee or Plan Administrator, or may be answered by consulting IRS Regulations Sections 1.401(a)(31)-1, 1.402(c)-2 and 31.3405(c)-1.

         If you combine eligible rollover distributions from a qualified retirement plan or tax-sheltered annuity with regular IRA contributions, you will be prohibited from rolling the assets which originated from the qualified retirement plan or tax-sheltered annuity into a subsequent employer's plan. You may want to open separate IRAs to keep regular IRA contributions separate from eligible rollover distributions.

                      PENALTIES FOR PREMATURE DISTRIBUTIONS

         If you receive a distribution from your IRA before you reach age 592, an additional tax of 10 percent will be imposed under Code Section 72(t), unless the distribution (a) occurs because of your death or disability, (b) is received as a part of a series of substantially equal payments over your life or life expectancy, or the life expectancies of you and your beneficiary(ies), (c) is received as a part of a series of substantially equal payments over the lives or life expectancy of you and your designated beneficiary, (d) is contributed to a rollover IRA (or, if the amount consisted of just eligible rollover contributions and earnings from a qualified plan or tax-sheltered annuity, to a qualified plan or a tax-sheltered annuity, respectively) if the rollover is completed within 60 days following the withdrawal; (e) to pay for medical expenses which exceed 7.5% of your adjusted gross income, (f) to pay for health insurance for an individual who has separated from employment and who has received unemployment compensation under a federal or state program of at least 12 weeks, (g) for qualified first-time homebuyer expenses of you or certain family members, or (h) for qualified higher education expenses of you or certain family members. "Qualified first-time homebuyer expenses" are withdrawals of up to $10,000 from an IRA that are used within 120 days of distribution for the cost to acquire, construct or reconstruct a principal residence for yourself, your spouse, or your or your spouse's child or grandchild (including customary settlement, financing or closing costs). "Qualified higher education expenses" include tuition, fees, books, supplies and equipment that is required for you, your spouse, or your or your spouse's child or grandchild for enrollment and attendance at a post-secondary institution. Room and board is a qualifying higher education expense if the student is attending at least half-time.

                              MINIMUM DISTRIBUTIONS

         Under the rules set forth in Code Section 408(b)(3) and Section 401(a)(9), you may not leave the funds in your contract indefinitely. Certain minimum distributions are required. These required distributions may be taken in one of two ways: (a) by withdrawing the balance of your contract by a "required beginning date," usually April 1 of the year following the date at which you reach age 702; or (b) by withdrawing periodic distributions of the balance in your contract by the required beginning date. These periodic distributions may be taken over (a) your life; (b) the lives of you and your designated beneficiary; (c) a period not extending beyond your life expectancy; or (d) a period not extending beyond the joint life expectancy of you and your designated beneficiary. Additional distribution rules apply if you die before you have withdrawn the entire balance of your IRA.

         If you do not satisfy the minimum distribution requirements, then, pursuant to Code Section 4974, you may have to pay a 50% excise tax on the amount not distributed as required that year.

         The foregoing minimum distribution rules are discussed in detail in IRS Publication 590, "Individual Retirement Arrangements."

                                   WITHHOLDING

         Unless you elect not to have withholding apply, any distribution from your IRA will be subject to withholding. Generally, 10% of the amount of the distribution will be withheld. At the time of distribution, you will be notified that you may choose whether or not to have withholding from a distribution.

                                    REPORTING

         You are required to report penalty taxes due on excess contributions, excess accumulations, excess distributions, premature distributions, and prohibited transactions. Currently, IRS Form 5329 is used to report such information to the Internal Revenue Service.

                             PROHIBITED TRANSACTIONS

         Neither you nor your beneficiary may engage in a prohibited transaction, as that term is defined in Code Section 4975. If you or your beneficiary engage in a prohibited transaction with respect to your IRA, the account will lose its tax exemption and you will be required to include the fair market value of your IRA in gross income for the taxable year in which you or your beneficiary engage in such a prohibited transaction.

         Borrowing any money from (or by use of) this IRA would, under Code
Section 408(e)(3), cause the contract to cease to be an Individual Retirement Annuity and would result in the fair market value of the annuity being included in the owner's gross income in the taxable year in which such loan is made.

         Use of this contract as security for a loan, if such loan were otherwise permitted, would, under Code Section 408(e)(4), cause the portion so used to be treated as a taxable distribution includable in your gross income for the year during which the contract is so used.

         Any amounts which are included in your taxable income as a result of any prohibited transaction, borrowing or use as security for a loan may also result in the 10% premature distribution penalty.

                              EXCESS CONTRIBUTIONS

         Code Section 4973 imposes a six percent excise tax as a penalty for an excess contribution to an IRA. An excess contribution is the excess of the deductible and nondeductible amounts contributed by the Owner to all IRAs (including Roth IRAs) for that year over the lesser of his or her taxable compensation or $2,000. If the excess contribution plus any net income attributable thereto is not withdrawn by the due date of your tax return (including extensions) you will be subject to the penalty. Earnings on any excess contributions that are timely withdrawn are taxable in the year the excess contribution was made and may be subject to the 10% premature distribution penalty if you are less than age 592 (see above).

                                   ESTATE TAX

         Your IRA will be included in your estate and will be subject to estate tax, although certain credits or deductions may be available. Your designation of a beneficiary for your IRA is not treated as a gift for gift tax purposes.

                                  IRS APPROVAL

         Your contract and IRA endorsement have been approved by the Internal Revenue Service as a tax qualified Individual Retirement Annuity. Such approval by the Internal Revenue Service is a determination only as to the form of the annuity and does not represent a determination of the merits of such annuity.

         This disclosure statement is intended to provide an overview of the applicable tax laws relating to Individual Retirement Annuities. It is not intended to constitute a comprehensive explanation as to the tax consequences of your IRA. As with all significant transactions such as the establishment or maintenance of, or withdrawal from an IRA, appropriate tax and legal counsel should be consulted. Further information may also be acquired by contacting your IRS District Office or consulting IRS Publication 590.

                                   PROSPECTUS

                               THE CHAIRMAN-TM-
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                   OFFERED BY

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                               #1 FRANKLIN SQUARE
                           SPRINGFIELD, ILLINOIS 62713

-------------------------------------------------------------------------------

                        Complete and return this form to:

The American Franklin Life Insurance Company
AMFLIC Annuity Service Center
P.O. Box 4636
Houston, Texas  77210-4636
(800) 200-3101

Please send me the Statement of Additional Information dated April 30, 1999 for Separate Account VA-1.




               ---------------------------------------------------
                                     (Name)


               ---------------------------------------------------
                                    (Street)



               ---------------------------------------------------
               (City)                (State)            (Zip Code)

-------------------------------------------------------------------------------

                            SEPARATE ACCOUNT VA-1 OF
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

                                THE CHAIRMAN-TM-
                Combination Fixed And Variable Annuity Contracts
                                   Offered by
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                 #1 Franklin Square, Springfield, Illinois 62713
                                 (800) 528-2011

                       STATEMENT OF ADDITIONAL INFORMATION


                              Dated April 30, 1999


         This Statement of Additional Information is not a prospectus. It should be read with the Prospectus for Separate Account VA-1 of The American Franklin Life Insurance Company ("Separate Account VA-1") concerning The Chairman flexible payment deferred individual annuity Contracts investing in certain mutual fund portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II and MFS Variable Insurance Trust, dated April 30, 1999. A copy of the Prospectus for the Contracts, and any supplements thereto, may be obtained by contacting The American Franklin Life Insurance Company ("American Franklin") at its Administrative Office located at 2727-A Allen Parkway 3-50, Houston, Texas 77019-2191; mailing address - P.O. Box 4636, Houston, Texas 77210-4636; telephone numbers - (800) 200-3101 or (713) 831-3310.
An Owner has the option of receiving benefits on a fixed basis through American Franklin's Fixed Account or through American Franklin's Separate Account VA-1. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Glossary."

                                TABLE OF CONTENTS

General Information..............................................................................2
Regulation And Reserves..........................................................................2
Experts..........................................................................................3
Principal Underwriter............................................................................3
Administration Of The Contracts..................................................................3
Legal Matters....................................................................................4
Tax Status Of The Contracts......................................................................4
Limitations On Annuity Payment Options...........................................................4
     A.  Limitations On Choice Of Annuity Payment Option.........................................4
Annuity Payments.................................................................................7
     A.  Gender Of Annuitant.....................................................................7
     B.  Misstatement Of Age Or Sex And Other Errors.............................................7
Change Of Investment Adviser Or Investment Policy................................................8
Performance Data For The Divisions...............................................................8
Financial Statements.............................................................................12
Index To Financial Statements....................................................................F-1


                               GENERAL INFORMATION

         American Franklin is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. American Franklin is a wholly-owned subsidiary of The Franklin Life Insurance Company ("The Franklin"). The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life and health insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its home office is located at #1 Franklin Square, Springfield, Illinois 62713.

         The Franklin is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life"). American General Corporation ("American General") owns all of the outstanding shares of common stock of AGC Life. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155. American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans and life insurance. American General was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

                             REGULATION AND RESERVES

         American Franklin is subject to regulation and supervision by the insurance departments of the states in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards, and accounting and financial reporting procedures. American Franklin's operations and accounts are subject to periodic examination by insurance regulatory authorities.

         Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for insurance contract losses, if covered, incurred by insolvent companies. The amount of any future assessments of American Franklin under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

         Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles, and removal of impediments on the entry of banking institutions into the business of insurance. Also, both the executive and legislative branches of the federal government have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on American Franklin would be.

         Pursuant to state insurance laws and regulations, American Franklin is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Contracts, if American Franklin were to incur claims or expenses at rates significantly higher than expected, for example, due to acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.

                                     EXPERTS

         The statement of net assets as of December 31, 1998 and the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 1998 and the period from February 28, 1997 (date of inception) to December 31, 1997 of Separate Account VA-1, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements of American Franklin at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                              PRINCIPAL UNDERWRITER


         Franklin Financial Services Corporation ("FFSC") is the principal underwriter with respect to the Contracts. FFSC also serves as principal underwriter to Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, Franklin Life Money Market Variable Annuity Fund C, which offer interests in variable annuities, and Separate Account VUL and Separate Account VUL-2 of The American Franklin Life Insurance Company, which offer interests in flexible premium variable life insurance policies, each of which is an investment company registered under the Investment Company Act of 1940. FFSC, a Delaware corporation, is a wholly-owned subsidiary of The Franklin and a member of the National Association of Securities Dealers, Inc. During 1998 and 1997, commissions in the amount of $5,234,337 and $1,740,597 were paid on the Contracts.



         The securities offered pursuant to the Contracts are offered on a continuous basis.

                         ADMINISTRATION OF THE CONTRACTS

         While American Franklin has primary responsibility for all administration of the Contracts, American General Life Companies ("AGLC") has agreed pursuant to a services agreement among American General Corporation and almost all of its subsidiaries to provide all administrative services in connection with the Contracts, including the issuance of the Contracts and the maintenance of Owners' records. American Franklin and AGLC are parties to the services agreement. Pursuant to such agreement, American Franklin reimburses AGLC for the costs and expenses which AGLC incurs in providing such administrative services in connection with the Contracts, but neither American Franklin nor AGL incurs a loss or realizes a profit by reason thereof. During 1998 and 1997, $265,992 and $4,750 was paid by American Franklin to AGLC for these services. American Franklin's ability to administer the Contracts could be adversely affected should AGLC terminate or be unable to continue providing administrative services pursuant to the services agreement.

                                  LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters.

                           TAX STATUS OF THE CONTRACTS

         Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         DIVERSIFICATION REQUIREMENTS. Federal tax laws require that the investments of each investment division of the separate account underlying the contracts be Aadequately diversified in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

         OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of our contracts, such as the flexibility of an owner to allocate purchase payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the contracts do not give owners investment control over separate account assets, we reserve the right to modify the contracts as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the contract.

                     LIMITATIONS ON ANNUITY PAYMENT OPTIONS

A.   Limitations on Choice of Annuity Payment Option

         Described below are certain limitations on Annuity Payment Options based on American Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts, Section 457 Contracts and to Qualified Contracts. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Annuity Payment Option availability thereunder.

         The Internal Revenue Service has proposed regulations relating to required distributions from Section 457 Plans and Qualified Plans. These proposed regulations may limit the availability of the Annuity Payment Options for Contracts issued in connection with such plans. The proposed regulations are generally effective for calendar years after 1984; persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the proposed regulations on the Annuity Payment Option or Options he or she is contemplating.

         FIRST OPTION -- LIFE ANNUITY. Under Qualified Contracts, if the Annuitant dies before Annuity payments have commenced, this Annuity Payment Option is available to the Beneficiary only if the Beneficiary is an individual designated in the Contract and distributions to the Beneficiary begin not later than one year after the date of the Annuitant's death (except that distributions to a designated Beneficiary who is the surviving spouse of the Annuitant need not commence earlier than the date on which the Annuitant would have attained age 70 1/2). If the surviving spouse of the Annuitant is the designated Beneficiary and such surviving spouse dies before Annuity payments to such spouse have commenced, the surviving spouse generally will be treated as the Annuitant for purposes of the distribution requirements.

         Under Non-Qualified Contracts, if any Owner dies before Annuity payments have commenced, this Annuity Payment Option is available to a non-spouse designated Beneficiary only if the Beneficiary is an individual designated in the Contract and distributions to the designated Beneficiary begin not later than one year after the date of the Owner's death (or the substituted surviving spouse's death, as the case may be). If the surviving spouse of the Owner is the designated Beneficiary, the distribution requirements are applied as if the surviving spouse was the Owner.

         Under Section 457 Contracts, if the Annuitant dies before Annuity payments have commenced, this Annuity Payment Option is not available to the Beneficiary unless the designated Beneficiary is the surviving spouse of the Annuitant and distributions to the designated Beneficiary begin not later than the later of (i) one year after the date of the Annuitant's death or (ii) the date on which the Annuitant would have attained age 70 1/2.

         SECOND OPTION -- LIFE ANNUITY WITH PAYMENT FOR A FIXED TERM OF YEARS. Under Qualified Contracts, this Annuity Payment Option is available only if the selected period does not extend beyond the life expectancy of the Annuitant (or the joint life expectancies of the Annuitant and his or her designated Beneficiary). Further, if the Annuitant dies before Annuity payments have commenced, this Annuity Payment Option is not available to a Beneficiary unless
(i) the Beneficiary is an individual designated in the Contract, (ii) the selected period does not extend beyond the life expectancy of the designated Beneficiary and (iii) the distribution to the designated Beneficiary commences not later than one year after the date of the Annuitant's death (except that distributions to a designated Beneficiary who is the surviving spouse of the Annuitant need not commence earlier than the date on which the Annuitant would have attained age 70 1/2). If the surviving spouse of the Annuitant is the designated Beneficiary and the surviving spouse dies before Annuity payments to such spouse have commenced, the surviving spouse generally will be treated as the Annuitant for purposes of the distribution requirements. This Annuity Payment Option is available in connection with Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans only if certain minimum distribution incidental benefit requirements of the proposed regulations are met.

         Under Non-Qualified Contracts, if any Owner dies before Annuity payments have commenced, this Annuity Payment Option is available to a non-spouse designated Beneficiary only if the Beneficiary is an individual designated in the Contract, distributions to the designated Beneficiary begin not later than one year after the date of the Owner's death (or the substituted surviving spouse's death, as the case may be), and the selected period does not extend beyond the life expectancy of the designated Beneficiary. If the surviving spouse of the deceased Owner is the designated Beneficiary, the distribution requirements are applied as if the surviving spouse was the Owner.

         Under Section 457 Contracts, this Annuity Payment Option is not available unless the selected period does not extend beyond the life expectancy of the Annuitant (or the joint life expectancy of the Annuitant and his or her designated Beneficiary who is an individual designated in the Contract). Further, if the Annuitant dies before Annuity payments have commenced, this Annuity Payment Option is not available to the Beneficiary unless (a) the designated Beneficiary is the surviving spouse of the Annuitant, (b) the selected period does not extend beyond the life expectancy of the designated Beneficiary and (c) distributions to the designated Beneficiary begin not later than the later of (i) one year after the date of the Annuitant's death or (ii) the date on which the Annuitant would have attained age 70 1/2. This Annuity Payment Option is also not available under Section 457 Contracts unless certain minimum distribution rules similar to the minimum distribution incidental benefit requirements of proposed regulations are met.

         THIRD OPTION -- JOINT AND LAST SURVIVOR LIFE ANNUITY. Under Section 457 Contracts and Qualified Contracts, this Annuity Payment Option is available only if the secondary annuitant is the spouse of the Annuitant or if certain minimum distribution incidental benefit requirements of the proposed regulations are met. Further, if the Annuitant dies before Annuity payments have commenced, this Annuity Payment Option is not available to a Beneficiary. Under Non-Qualified Contracts, if any Owner dies before Annuity payments have commenced, this Annuity Payment Option is available only if the designated Beneficiary is the surviving spouse of the deceased Owner.

         FOURTH OPTION -- INCOME PAYMENTS FOR A FIXED TERM OF YEARS. Under Qualified Contracts, this Annuity Payment Option is available only if the limitations described in the Second Option, above, applicable to such Qualified Contracts, are satisfied, except that this Annuity Payment Option is otherwise available to a designated Beneficiary where the Annuitant dies before Annuity payments have commenced if the designated period does not exceed a period that terminates five years after the death of the Annuitant or the substituted surviving spouse, as the case may be. In addition, this Annuity Payment Option is not available if the number of years in the selected period over which Annuity payments would otherwise be paid plus the attained age of the Annuitant at the Annuity Commencement Date would exceed 95.

         Under Non-Qualified Contracts this Annuity Payment Option is not available to a Beneficiary where the Annuitant dies before Annuity payments have commenced, unless either the limitations described in the Second Option, above, applicable to such Non-Qualified Contracts are satisfied, or the selected period does not exceed a period that terminates five years after the death of the Annuitant or the substituted surviving spouse, as the case may be.

         Under Section 457 Contracts this Annuity Payment Option is not available unless the limitations described in the Second Option, above, applicable to Section 457 Contracts, are satisfied. This Annuity Payment Option is also available to a designated Beneficiary where the Annuitant dies before Annuity payments have commenced if the designated period does not exceed a period that terminates five years after the death of the Annuitant. If the surviving spouse of the Annuitant is the designated Beneficiary and the surviving spouse dies before Annuity payments to such spouse have commenced, the surviving spouse will be treated as the Annuitant for purposes of the preceding sentence. In addition, this Annuity Payment Option is not available if the number of years in the selected period over which Annuity payments would otherwise be paid plus the attained age of the Annuitant at the Annuity Commencement Date would exceed 95.

         FIFTH OPTION - PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Annuity Payment Option is not available to a Beneficiary under a Non-Qualified Contract where the Annuitant dies before Annuity payments have commenced, unless the amount selected results in a distribution period which either satisfies the limitations described in the Second Option, above, applicable to Non-Qualified Contracts, or which terminates not more than five years after the death of the Annuitant or the substitute surviving spouse, as the case may be.

                                ANNUITY PAYMENTS

A.   GENDER OF ANNUITANT

         When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female under an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males.

         However, there will be no differences between males and females in any jurisdiction, including Montana, where such differences are not permitted. American Franklin will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

B.   MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

         If the age or sex of an Annuitant has been misstated to American Franklin, the benefits payable will be those which the purchase payments paid would have purchased at the correct age and sex. If American Franklin made any overpayments because of incorrect information about age or sex, or any error or miscalculation, American Franklin will deduct the overpayment from the next payment or payments due. American Franklin will add any underpayments to the next payment. The amount of any adjustment will be credited or charged with interest at the assumed interest rate used in the Contract's annuity tables.

                CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

         Unless otherwise required by law or regulation, neither the investment adviser to any Fund nor any investment policy may be changed without the consent of American Franklin. If required, approval of or change of any investment objective will be filed with the insurance department of each state where a Contract has been delivered. The Owner (or, after annuity payments start, the payee) will be notified of any material investment policy change that has been approved. Owners will be notified of any investment policy change prior to its implementation by Separate Account VA-1 if such Owners' consent or vote is required for such change.

                       PERFORMANCE DATA FOR THE DIVISIONS

         American Franklin may provide investment results for each of the available Divisions of Separate Account VA-1. Such results are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Owner. The investment experience for each Division will reflect the investment performance of the separate investment Portfolio then funding such Division for the periods stated.

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

         Each Division's average annual total return quotation will be computed in accordance with a standard method prescribed by the Securities and Exchange Commission. The average annual total return for a Division for a specific period is found by first taking a hypothetical $1,000 investment in the Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of the applicable Surrender Charge that may be imposed at the end of the period as well as all other recurring charges and fees applicable under the Contract to all Owner accounts. Such other charges and fees include the mortality and expense risk charge, the administrative expense charge, and a pro rata portion of the Annual Contract Fee for the relevant period. Any premium taxes will not be reflected. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage.

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

           DIVISION                               1 YEAR            FROM INCEPTION*
        -------------                            ---------          ---------------
  Fidelity VIP Equity-Income                        4.01%               14.48%

  Fidelity VIP Growth                              31.49%               26.18%

  Fidelity VIP High Income                        -11.73%                2.76%

  Fidelity VIP Money Market                        -2.06%                0.40%

  Fidelity VIP Overseas                             5.12%                9.26%

  Fidelity VIPII Asset Manager                      7.38%               13.76%

  Fidelity VIPII Contrafund                        22.11%               23.17%

  Fidelity VIPII Index 500                         20.47%               26.44%

  Fidelity VIPII Investment Grade Bond              1.26%                4.37%

  MFS Capital Opportunities                        18.72%               23.20%

  MFS Emerging Growth                              26.23%               22.10%

  MFS Growth With Income                           14.55%               21.91%

  MFS Research                                     15.60%               17.08%

  MFS Total Return                                  4.70%               11.56%

  MFS Utilities                                    10.35%               18.05%





           *  Inception dates for the Divisions are:  February 28, 1997


TOTAL RETURN CALCULATIONS (WITHOUT SURRENDER CHARGE)

         Each Division may also advertise its non-standardized total return, which will be calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the redeemable value will not reflect the deduction of any applicable Surrender Charge that may be imposed at the end of the period, since it is assumed that the Contract will continue through the end of each period, or the deduction of the Annual Contract Fee. If reflected, these charges would reduce the performance results presented.

CUMULATIVE TOTAL RETURN CALCULATIONS

         No standardized formula has been prescribed by the Securities and Exchange Commission for calculating cumulative total return performance. Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures) will not include the effect of any premium taxes or any applicable Surrender Charge or the Annual Contract Fee. Cumulative total return quotations will reflect changes in Accumulation Unit value and will be calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing that as a percentage:

                                 C = (ERV/P) - 1

Where:
     C     = cumulative total return
     P     = a hypothetical initial investment of $1,000
     ERV   = ending redeemable value is the value at the end of the
             applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

YIELD CALCULATIONS

         The yields for the VIP High Income Division and the VIPII Investment Grade Bond Division will each be computed in accordance with a standard method prescribed by the Securities and Exchange Commission. The yield quotation will be computed by dividing the net investment income per Accumulation Unit earned during the specified one month or 30-day period by the Accumulation Unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                                    a - b
                        YIELD = 2[(------- +1) 6 - 1]
                                     cd


a = net dividends and interest earned during the period by the Fund attributable to the Division

b  = expenses accrued for the period (net of reimbursements)

c = the average daily number of Accumulation Units outstanding during the period

d  = the Accumulation Unit value per unit on the last day of the period

         The yield of each Division will reflect the deduction of all recurring fees and charges applicable to each Division, such as the mortality and expense risk charge, the administrative expense charge, and a pro rata portion of the Annual Contract Fee for the relevant period, but will not reflect the deduction of Surrender Charges or premium taxes.

VIP MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

         The VIP Money Market Division's yield will be computed in accordance with a standard method prescribed by the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the

Accumulation Unit value during the period is divided by the Accumulation Unit value at the beginning of the period to obtain the base period return; the base period return is then multiplied by the fraction 365/7 to obtain the current yield figure, which is carried to the nearest one-hundredth of one percent. Realized capital gains or losses, unrealized appreciation or depreciation or income other than investment income of the Division's Portfolio are not included in the calculation.

         The VIP Money Market Division's effective yield will be determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1) 365/7-1.

         Yield and effective yield will not reflect the deduction of Surrender Charges or premium taxes that may be imposed upon the redemption of Accumulation Units.

PERFORMANCE COMPARISONS

         The performance of each or all of the available Divisions of Separate Account VA-1 may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of Separate Account VA-1. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance.

         In addition, each Division's performance may be compared in advertisements and sales literature to the following benchmarks: (1) the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading domestic companies that represent approximately 80% of the market capitalization of the United States equity market; (2) the Dow Jones Industrial Average, an unmanaged unweighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange that is generally considered to be representative of the United States stock market; (3) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups that is generally considered to be a measure of inflation; (4) the Lehman Brothers Government and Domestic Income Index, the Salomon Brothers High Grade Domestic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to be representative of the performance of intermediate and long term bonds during various market cycles; and (5) the Morgan Stanley Capital International Europe Australia Far East Index, an unmanaged index that is generally considered to be representative of major non-United States stock markets.

                              FINANCIAL STATEMENTS

         The financial statements for Separate Account VA-1 and American Franklin appear on the following pages. The financial statements of American Franklin that are included in this Statement of Additional Information should be considered only as bearing on the ability of American Franklin to meet its obligations under the Contracts.

                                                     INDEX TO
                                               FINANCIAL STATEMENTS


                                                                                      PAGE NO.
                                                                                      --------
I.  SEPARATE ACCOUNT VA-1 FINANCIAL STATEMENTS

Report of Independent Auditors..........................................................F-2

Audited Financial Statements:

         Statement of Net Assets, December 31, 1998.....................................F-3 - F-5

         Statement of Operations for the year ended December 31, 1998...................F-6 - F-8

         Statement of Changes in Net Assets for the year
         ended December 31, 1998 and for the period from
         February 28, 1997 (date of inception) to December 31, 1997.....................F-9 - F-11

         Notes to Financial Statements..................................................F-12 - F-18

II.      AMERICAN FRANKLIN FINANCIAL STATEMENTS

Report of Independent Auditors..........................................................F-19

Audited Financial Statements:
Statement of Operations for the years ended
December 31, 1998, 1997 and 1996........................................................F-20

Balance Sheet, December 31, 1998 and 1997...............................................F-21

Statement of Shareholder's Equity for the years
ended December 31, 1998, 1997 and  1996.................................................F-22

Statement of Cash Flows for the years ended
December 31, 1998, 1997 and 1996........................................................F-23

Notes to Financial Statements...........................................................F-24 - F-34


                         REPORT OF INDEPENDENT AUDITORS

         Board of Directors
         The American Franklin Life Insurance Company
         Contractowners of Separate Account VA-1


         We have audited the accompanying statement of net assets of Separate Account VA-1 (comprising, respectively, the Money Market, Equity-Income, Growth, Overseas, High Income, Investment Grade Bond, Asset Manager, Index 500, Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities and MFS Value Divisions) as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for the year ended December 31, 1998, and for the period from February 28, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of Separate Account VA-1 management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Separate Account VA-1 at December 31, 1998, and the results of their operations for the year then ended and changes in net assets for the year ended December 31, 1998 and the period from February 28, 1997 (date of inception) to December 31, 1997 in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP

         Chicago, Illinois
         February 12, 1999

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF NET ASSETS
DECEMBER 31, 1998


                                                                        VARIABLE INSURANCE PRODUCTS FUND
                                            ---------------------------------------------------------------------------------------

                                                    VIP              VIP                                                   VIP
                                                   MONEY           EQUITY-              VIP               VIP              HIGH
                                                   MARKET           INCOME             GROWTH           OVERSEAS          INCOME
                                                  DIVISION         DIVISION           DIVISION          DIVISION         DIVISION
                                            ---------------------------------------------------------------------------------------
ASSETS
Investments in Funds at fair value
     (cost: see below)                      $     8,701,049   $   20,127,458     $  17,527,119     $   2,378,108     $    2,766,415
Dividends receivable                                 32,492               --                --                --                 --
Due from (to) general account                           437              772               673               318                (19)
                                            ---------------   --------------     -------------     -------------     --------------
                                            $     8,733,978   $   20,128,230     $  17,527,792     $   2,378,426     $    2,766,396
NET ASSETS
                                            ---------------   --------------     -------------     -------------     --------------
Unit value, at December 31, 1998            $          5.34   $         6.73     $        7.94     $        6.20     $         5.54
                                            ---------------   --------------     -------------     -------------     --------------

Units outstanding, at December 31, 1998           1,634,822        2,991,972         2,207,408           383,712            499,418
                                            ---------------   --------------     -------------     -------------     --------------

Cost of investments                         $     8,701,049   $   18,944,344     $  14,509,323     $   2,322,070     $    3,000,657
                                            ---------------   --------------     -------------     -------------     --------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998


                                                               VARIABLE INSURANCE PRODUCTS FUND II
                                              -------------------------------------------------------------------------------------
                                                   VIPII              VIPII             VIPII             VIPII              MFS
                                                INVESTMENT            ASSET             INDEX            CONTRA-          EMERGING
                                                GRADE BOND           MANAGER             500              FUND             GROWTH
                                                 DIVISION           DIVISION          DIVISION          DIVISION          DIVISION
                                              -------------------------------------------------------------------------------------
ASSETS
Investments in Funds at fair value
     (cost: see below)                      $    3,408,186          5,444,951         26,019,563        11,818,212       11,991,031
Dividends receivable                                    --                 --                 --                --               --
Due from (to) general account                          (80)               208                998               453              460
                                            ---------------         ----------        -----------       ----------       ----------
                                            $    3,408,106     $    5,445,159     $   26,020,561   $    11,818,665    $  11,991,491
NET ASSETS
                                            ---------------         ----------        -----------       ----------       ----------
Unit value, at December 31, 1998            $         5.70     $         6.64     $         8.07   $          7.62    $        7.48
                                            ---------------         ----------        -----------       ----------       ----------

Units outstanding, at December 31, 1998            598,142            820,384          3,224,829         1,551,801        1,603,087
                                            ---------------         ----------        -----------       ----------       ----------
Cost of investments                         $    3,304,970     $    5,123,856     $   22,206,009   $     9,995,665    $   9,943,378
                                            ---------------         ----------        -----------       ----------       ----------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998

                                                                            MFS VARIABLE INSURANCE TRUST
                                             --------------------------------------------------------------------------------------

                                                                      MFS
                                                     MFS             GROWTH              MFS              MFS              MFS
                                                   RESEARCH        WITH INCOME      TOTAL RETURN        UTILITIES         VALUE
                                                   DIVISION         DIVISION          DIVISION          DIVISION         DIVISION
                                                   ---------------------------------------------------------------------------------
ASSETS
Investments in Funds at fair value
     (cost: see below)                        $    15,385,248  $    10,050,682    $   14,747,684     $   6,360,777   $    4,730,214
Dividends receivable                                       --               --                --                --               --
Due from (to) general account                             590              386               565               244              260
                                              ---------------  ---------------    --------------     -------------   --------------
                                              $    15,385,838   $   10,051,068    $   14,748,249     $   6,361,021    $   4,730,474
NET ASSETS
                                              ---------------  ---------------    --------------     -------------   --------------
Unit value, at December 31, 1998              $          6.95   $         7.51    $         6.43     $        7.04    $        7.59
                                              ---------------  ---------------    --------------     -------------   --------------
Units outstanding, at December 31, 1998             2,214,458        1,338,496         2,294,198           903,586          623,561
                                              ---------------  ---------------    --------------     -------------   --------------
Cost of investments                           $    13,593,484   $    8,958,122    $   13,776,846     $   5,860,204    $   4,225,853
                                              ---------------  ---------------    --------------     -------------   --------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                                           VARIABLE INSURANCE PRODUCTS FUND
                                               ------------------------------------------------------------------------------------
                                                      VIP              VIP                                                  VIP
                                                     MONEY           EQUITY-            VIP               VIP               HIGH
                                                     MARKET          INCOME            GROWTH          OVERSEAS            INCOME
                                                    DIVISION        DIVISION          DIVISION         DIVISION           DIVISION
                                               ------------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)
Income
   Dividends                                    $   273,178     $      96,737    $       27,383    $       22,675     $     94,119

   Capital gains distributions                           --           344,271           716,274            66,830           59,805
Expenses
   Mortality and expense risk charge                 71,033           175,737           141,890            39,051           27,048
                                                -----------     -------------    --------------    --------------     -------------
Net investment income (expense)                     202,145           265,271           601,767            50,454          126,876

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss)                              --            55,848            88,948           (30,975)          (3,120)
   Net unrealized appreciation (depreciation)

           Beginning of  year                            --           181,643            (7,936)          (47,635)          42,794

           End of year                                   --         1,183,114         3,017,796            56,038         (234,242)
                                                -----------     -------------    --------------    --------------     -------------

Net change in unrealized appreciation
    (depreciation) during the year                       --         1,001,471         3,025,732           103,673         (277,036)
                                                -----------     -------------    --------------    --------------     -------------

Net realized and unrealized gain (loss) on
     investments                                         --         1,057,319         3,114,680            72,698         (280,156)
                                                -----------     -------------    --------------    --------------     -------------

Net increase (decrease) in net assets
     from operations                            $   202,145     $   1,322,590    $    3,716,447    $      123,152     $   (153,280)
                                                -----------     -------------    --------------    --------------     -------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 1998

                                                                VARIABLE INSURANCE PRODUCTS FUND II
                                               ------------------------------------------------------------------------------------
                                                       VIPII            VIPII            VIPII           VIPII              MFS
                                                    INVESTMENT          ASSET            INDEX          CONTRA-          EMERGING
                                                    GRADE BOND         MANAGER            500             FUND            GROWTH
                                                     DIVISION          DIVISION         DIVISION        DIVISION         DIVISION
                                               ------------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)
Income
         Dividends                              $      23,299      $     57,958     $      63,920  $      22,244     $         --
         Capital gains distributions                    2,764           173,875           148,050        163,653           35,970
Expenses
        Mortality and expense risk charge              21,668            47,227           191,526         87,340           84,408
                                                -------------      ------------     -------------- -------------     --------------
Net investment income (expense)                         4,395           184,606            20,444         98,557          (48,438)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
   Net realized gain (loss)                            11,687            17,120           117,249         35,537           63,281
   Net unrealized appreciation (depreciation)
            Beginning of year                          10,658            38,856           146,733         12,404             (379)

            End of year                               103,216           321,095         3,813,554      1,822,547        2,047,653
                                                -------------      ------------     -------------- -------------     --------------

Net change in unrealized appreciation
   (depreciation) during the year                      92,558           282,239         3,666,821      1,810,143        2,048,032
                                                -------------      ------------     -------------- -------------     --------------


Net realized and unrealized gain (loss) on
   investments                                        104,245           299,359         3,784,070      1,845,680        2,111,313
                                                -------------      ------------     -------------- -------------     --------------
Net increase (decrease) in net assets
   from operations                              $     108,640      $    483,965     $   3,804,514   $  1,944,237     $  2,062,875
                                                -------------      ------------     -------------- -------------     --------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 1998


                                                                              MFS VARIABLE INSURANCE TRUST
                                                -----------------------------------------------------------------------------------
                                                                        MFS                 MFS
                                                       MFS             GROWTH              TOTAL             MFS             MFS
                                                    RESEARCH        WITH INCOME           RETURN          UTILITIES         VALUE
                                                    DIVISION          DIVISION           DIVISION          DIVISION        DIVISION
                                                -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (EXPENSE)
Income
      Dividends                                 $      12,306    $           --      $      89,940     $     20,082    $      5,726
      Capital gains distributions                     161,384                --            105,751           91,306           3,925
Expenses
     Mortality and expense risk charge                131,242            63,989            129,148           29,190          18,303
                                                -------------    ---------------     -------------     ------------    ------------
Net investment income (expense)                        42,448           (63,989)            66,543           82,198          (8,652)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
    Net realized gain (loss)                           74,106            48,058             39,797           15,718          (6,658)
    Net unrealized appreciation (depreciation)
          Beginning of year                            13,147             9,772            131,700           70,551         (65,257)

          End of year                               1,791,764         1,092,560            970,838          500,573         504,361
                                                -------------    ---------------     -------------     ------------    ------------

Net change in unrealized appreciation
    (depreciation) during the year                  1,778,617         1,082,788            839,138          430,022         569,618
                                                -------------    ---------------     -------------     ------------    ------------
Net realized and unrealized gain (loss) on
    investments                                     1,852,723         1,130,846            878,935          445,740         562,960
                                                -------------    ---------------     -------------     ------------    ------------
Net increase (decrease) in net assets
    from operations                             $   1,895,171    $     1,066,857      $     945,478     $    527,938    $   554,308
                                                -------------    ---------------     -------------     ------------    ------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF CHANGES IN NET ASSETS


                                                                           VARIABLE INSURANCE PRODUCTS FUND
                                              ------------------------------------------------------------------------------------
                                                      VIP                VIP                                                 VIP
                                                     MONEY             EQUITY-            VIP              VIP              HIGH
                                                     MARKET            INCOME            GROWTH          OVERSEAS          INCOME
                                                    DIVISION          DIVISION          DIVISION         DIVISION         DIVISION
                                              ------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
CHANGE IN NET ASSETS
FROM OPERATIONS:
       Net investment income (expense)         $      202,145    $      265,271   $      601,767   $        50,454   $    126,876
       Net realized gain (loss) on                         --            55,848           88,948           (30,975)        (3,120)
           investments
       Net change in unrealized appreciation
           (depreciation)  on investments                  --         1,001,471        3,025,732           103,673       (277,036)
                                               ---------------   --------------   --------------   ----------------  ------------
Net increase (decrease) in net assets from
      operations                                      202,145         1,322,590        3,716,447           123,152       (153,280)
FROM CONTRACT RELATED TRANSACTIONS:
       Net contract purchase payments              11,856,144        13,160,027        9,367,089         1,443,315      2,058,439
       Withdrawals                                   (352,036)         (569,468)        (562,277)          (65,740)       (38,135)
       Transfers between Separate Account
           VA-1 divisions, net                     (5,106,319)          554,939          737,303          (197,054)      (197,465)
                                               ---------------   --------------   --------------   ----------------  ------------
Net increase in net assets from contract
       related transactions                         6,397,789        13,145,498        9,542,115         1,180,521      1,822,839
                                               ---------------   --------------   --------------   ----------------  ------------
Increase in net assets                              6,599,934        14,468,088       13,258,562         1,303,673      1,669,559
Net assets, beginning of year                       2,134,044         5,660,142        4,269,230         1,074,753      1,096,837
                                               ---------------   --------------   --------------   ----------------  ------------

Net assets, end of year                        $    8,733,978    $   20,128,230   $   17,527,792   $      2,378,426   $ 2,766,396
                                               ---------------   --------------   --------------   ----------------  ------------
FOR THE PERIOD FROM FEBRUARY 28, 1997
(DATE OF INCEPTION) TO DECEMBER 31, 1997
CHANGE IN NET ASSETS
FROM OPERATIONS:
       Net investment income (expense)         $       33,936    $      (21,790)         (14,200)  $        (5,551)  $     (4,705)
       Net realized gain on investments                    --             7,054           19,623             4,079          1,744
       Net change in unrealized appreciation
           (depreciation) on investments                   --           181,643           (7,936)          (47,635)        42,794
                                               ---------------   --------------   --------------   ----------------  ------------
Net increase (decrease) in net assets from
       operations                                      33,936           166,907           (2,513)          (49,107)        39,833
FROM CONTRACT RELATED TRANSACTIONS:
       Net contract purchase payments               3,051,376         5,425,325        4,237,375         1,070,074      1,058,464
       Withdrawals                                     (6,825)          (47,105)         (25,073)           (1,162)          (500)
       Transfers between Separate Account
           VA-1 divisions, net                       (944,443)          115,015           59,441            54,948           (960)
                                               ---------------   --------------   --------------   ----------------  ------------
Net increase in net assets from contract
       related transactions                         2,100,108         5,493,235        4,271,743         1,123,860      1,057,004
                                               ---------------   --------------   --------------   ----------------  ------------
Increase in net assets                              2,134,044         5,660,142        4,269,230         1,074,753      1,096,837
Net assets, beginning of period                            --                --               --                --             --
                                               ---------------   --------------   --------------   ----------------  ------------
Net assets, end of period                      $    2,134,044    $    5,660,142   $     4,269,230   $     1,074,753   $ 1,096,837
                                               ---------------   --------------   --------------   ----------------  ------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                              VARIABLE INSURANCE PRODUCTS FUND II
                                              -----------------------------------------------------------------------------------
                                                     VIPII           VIPII           VIPII            VIPII             MFS
                                                  INVESTMENT         ASSET           INDEX           CONTRA-          EMERGING
                                                  GRADE BOND        MANAGER           500             FUND             GROWTH
                                                   DIVISION        DIVISION         DIVISION        DIVISION          DIVISION
                                              -----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
CHANGE IN NET ASSETS
FROM OPERATIONS:
        Net investment income (expense)        $        4,395   $     184,606   $       20,444  $       98,557    $      (48,438)
        Net realized gain (loss) on                    11,687          17,120          117,249          35,537            63,281
          investments
        Net change in unrealized
          appreciation (depreciation) on
            investments                                92,558         282,239        3,666,821       1,810,143         2,048,032
                                               --------------   -------------   --------------  --------------    ---------------
Net increase (decrease) in net assets from
        operations                                    108,640         483,965        3,804,514       1,944,237         2,062,875
FROM CONTRACT RELATED TRANSACTIONS:
        Net contract purchase payments              2,886,571       3,816,140       17,267,124       7,275,556         7,611,963
        Withdrawals                                  (119,470)       (124,688)       (561,189)        (220,074)         (227,264)
        Transfers between Separate Account
            VA-1 divisions, net                       149,361         (51,516)       1,284,744         292,732           436,324
                                               --------------   -------------   --------------  --------------    ---------------
Net increase in net assets from contract
        related transactions                        2,916,462       3,639,936       17,990,679       7,348,214         7,821,023
                                               --------------   -------------   --------------  --------------    ---------------
Increase in net assets                              3,025,102       4,123,901       21,795,193       9,292,451         9,883,898
Net assets, beginning of year                         383,004       1,321,258        4,225,368       2,526,214         2,107,593
                                               --------------   -------------   --------------  --------------    ---------------
Net assets, end of year                        $    3,408,106   $   5,445,159   $   26,020,561  $   11,818,665    $   11,991,491
                                               --------------   -------------   --------------  --------------    ---------------
FOR THE PERIOD FROM FEBRUARY 28, 1997
(DATE OF INCEPTION) TO DECEMBER 31, 1997
CHANGE IN NET ASSETS
FROM OPERATIONS:
        Net investment income (expense)        $       (1,400)  $      (5,278)  $      (16,370) $       (9,586)   $      (11,724)
        Net realized gain on investments                  146           4,336           14,060          14,623            21,859
        Net change in unrealized
          appreciation (depreciation) on
              investments                              10,658          38,856          146,733          12,404              (379)
                                               --------------   -------------   --------------  --------------    ---------------
Net increase (decrease) in net assets from
   operations                                           9,404          37,914          144,423          17,441             9,756
FROM CONTRACT RELATED TRANSACTIONS:
        Net contract purchase payments                357,852       1,306,246        3,951,222       2,432,361         2,064,214
        Withdrawals                                      (312)           (846)         (15,675)         (6,995)           (6,359)
        Transfers between Separate Account
            VA-1 divisions, net                        16,060         (22,056)         145,398          83,407            39,982
                                               --------------   -------------   --------------  --------------    ---------------
Net increase in net assets from contract
        related transactions                          373,600       1,283,344        4,080,945       2,508,773         2,097,837
                                               --------------   -------------   --------------  --------------    ---------------
Increase in net assets                                383,004       1,321,258        4,225,368       2,526,214         2,107,593
Net assets, beginning of period                            --              --               --              --                --
                                               --------------   -------------   --------------  --------------    ---------------
Net assets, end of period                      $      383,004   $   1,321,258   $    4,225,368  $    2,526,214    $    2,107,593
                                               --------------   -------------   --------------  --------------    ---------------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             MFS VARIABLE INSURANCE TRUST
                                                -----------------------------------------------------------------------------------
                                                                       MFS                 MFS
                                                     MFS             GROWTH               TOTAL               MFS            MFS
                                                   RESEARCH        WITH INCOME            RETURN           UTILITIES        VALUE
                                                   DIVISION         DIVISION             DIVISION          DIVISION        DIVISION
                                                -----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)            $       42,448   $        (63,989)  $         66,543     $      82,198     $  (8,652)
   Net realized gain (loss ) on investments           74,106             48,058             39,797            15,718        (6,658)
   Net change in unrealized appreciation
      (depreciation) on investments                1,778,617          1,082,788            839,138           430,022       569,618
                                              ---------------  ----------------   ----------------     -------------     ----------
Net increase (decrease) in net assets from
   operations                                      1,895,171          1,066,857            945,478           527,938       554,308
FROM CONTRACT RELATED TRANSACTIONS:
   Net contract purchase payments                  9,304,712          7,103,204          9,969,517         4,447,436     3,498,061
   Withdrawals                                      (354,707)          (193,536)          (288,075)          (94,887)     (154,469)
   Transfers between Separate Account
      VA-1 divisions, net                            158,605            684,133            531,659           568,287       227,972
                                              ---------------  ----------------   ----------------     -------------     ----------
Net increase in net assets from contract
   related transactions                            9,108,610          7,593,801         10,213,101         4,920,836     3,571,564
                                              ---------------  ----------------   ----------------     -------------     ----------
Increase in net assets                            11,003,781          8,660,658         11,158,579         5,448,774     4,125,872
Net assets, beginning of year                      4,382,057          1,390,410          3,589,670           912,247       604,602
                                              ---------------  ----------------   ----------------     -------------     ----------
Net assets, end of year                       $   15,385,838   $     10,051,068   $     14,748,249     $   6,361,021   $ 4,730,474
                                              ---------------  ----------------   ----------------     -------------     ----------
FOR THE PERIOD FROM FEBRUARY 28, 1997
(DATE OF INCEPTION) TO DECEMBER 31, 1997
CHANGE IN NET ASSETS
FROM OPERATIONS:
   Net investment income (expense)            $      (20,141)  $         27,416   $        (13,566)    $      (3,183)  $    77,282
   Net realized gain on investments                    7,944              9,844             10,482               380        12,630
   Net change in unrealized appreciation
      (depreciation) on investments                   13,147              9,772            131,700            70,551       (65,257)
                                              ---------------  ----------------   ----------------     -------------     ----------

Net increase (decrease) in net assets from
   operations                                            950             47,032            128,616            67,748        24,655
FROM CONTRACT RELATED TRANSACTIONS:
   Net contract purchase payments                  4,376,126          1,342,706          3,492,360           844,009       540,032
   Withdrawals                                       (16,740)            (6,853)            (8,529)             (726)         (957)
   Transfers between Separate Account
       VA-1 divisions, net                            21,721              7,525            (22,777)            1,216        40,872
                                              ---------------  ----------------   ----------------     -------------     ----------
Net increase in net assets from contract
    related transactions                           4,381,107          1,343,378          3,461,054           844,499       579,947
                                              ---------------  ----------------   ----------------     -------------     ----------
Increase in net assets                             4,382,057          1,390,410          3,589,670           912,247       604,602
Net assets, beginning of period                           --                 --                 --                --            --
                                              ---------------  ----------------   ----------------     -------------     ----------
Net assets, end of period                     $    4,382,057   $      1,390,410   $      3,589,670     $     912,247   $   604,602
                                              ---------------  ----------------   ----------------     -------------     ----------



SEE NOTES TO FINANCIAL STATEMENTS

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


1.   NATURE OF OPERATIONS

     The American Franklin Life Insurance Company (American Franklin) is a wholly-owned subsidiary of The Franklin Life Insurance Company. American Franklin established Separate Account VA-1 (Account) as a unit investment trust registered under the Investment Company Act of 1940. The Account, which consists of fifteen investment divisions, was established on May 22, 1996 in conformity with Illinois Insurance Law. The assets in each division are invested in units of beneficial interest (shares) of a designated portfolio (Portfolio) of three mutual funds, sponsored by Fidelity Investments (Variable Insurance Products Fund and Variable Insurance Products Fund II) and MFS Investment Management (MFS Variable Insurance Trust) (collectively, the Funds). The VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP High Income Divisions of the Account are invested in shares of a corresponding Portfolio of Variable Insurance Products Fund; the VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, and VIPII Contrafund Divisions of the Account are invested in shares of a corresponding Portfolio of Variable Insurance Products Fund II; and the MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Value Divisions of the Account are invested in shares of a corresponding Portfolio of MFS Variable Insurance Trust. The Account's financial statements should be read in conjunction with the financial statements of the Funds. The Account commenced operations on February 28, 1997. The accumulation unit value for each division was $5 at the inception of the account.


     The Account was established by American Franklin to support the operations of American Franklin's The Chairman-TM- Combination Fixed and Variable Annuity Contracts (the Contracts).



     Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin Life Insurance Company, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Contracts. The assets of the Account are the property of American Franklin. The portion of the Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business American Franklin may conduct.



     The net assets of the Account may not be less than the reserves applicable to the Contracts. Assets may also be set aside in American Franklin's General Account based on the amounts allocated under the Contracts to American Franklin's Fixed Account. Additional assets are set aside in American Franklin's General Account to provide for other contract benefits.



2.   SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies of the Account are as follows:


     Investments in shares of the Funds are carried at fair value. Investments in shares of the Funds are valued at the net asset values of the respective Portfolios of the Funds. Investment transactions are recorded on the trade date. Dividends are recorded as received. Realized gains and losses on sales of the Account shares are determined based on the specific identification method.


     The operations of the Account are included in the federal income tax return of American Franklin. Under the provisions of the Contracts, American Franklin has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, American Franklin pays no tax on investment income and capital gains of the Account. However, American Franklin retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998


3.   SALES AND ADMINISTRATIVE CHARGES

     Certain jurisdictions require that deductions be made from premium payments for premium taxes. The amount of such deductions varies and may be up to 5% of the premium or purchase payment. Other jurisdictions assess a premium tax at the point of annuitization. The balance of a purchase payment remaining after any such deduction is placed by American Franklin in an account established for each contractowner. Each year American Franklin makes a charge of $30 against each contractowner's account for administrative expenses. This annual fee is currently waived if cumulative purchase payments are at least $75,000. In addition, American Franklin will make charges for a transfer between investment divisions in any contract year in which twelve transfers have already been made ($25 for each additional transfer in a given contract year). American Franklin assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of 1.40% of the Account's average daily net asset value to cover these risks and to offset other administrative expenses not covered by the annual contract fee. The total charges paid by the Account to American Franklin were $1,271,400 and $148,200 for the year ended December 31, 1998 and the period from February 28, 1997 (date of inception) to December 31, 1997, respectively.


     American Franklin imposes a surrender charge on the amount of each purchase payment withdrawn during the first seven years after receipt, unless the withdrawal is exempt from the surrender charge. The maximum surrender charge is 6% of purchase payments withdrawn during the first two years after receipt; the percentage declines ratably until elimination after the seventh year.

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998



4.   SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS
     Unit value information and a summary of changes in outstanding units is shown below:



                                                                      VARIABLE INSURANCE PRODUCTS FUND
                                              ------------------------------------------------------------------------------
                                                  VIP            VIP                                                VIP
                                                 MONEY         EQUITY-             VIP              VIP             HIGH
                                                 MARKET         INCOME           GROWTH          OVERSEAS          INCOME
                                                DIVISION       DIVISION         DIVISION         DIVISION         DIVISION
                                              ------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Unit value, beginning of year                     $  5.14       $  5.99           $  5.65          $  5.54          $ 5.89
                                              -----------    ----------        ----------      -----------        --------
Unit value, end of year                           $  5.34       $  6.73           $  7.94          $  6.20          $ 5.54
                                              -----------    ----------        ----------      -----------        --------
Number of units outstanding,
  beginning of year                               415,509       945,566            755,694         193,892         186,285

Net contract purchase payments                  2,254,703     2,052,756          1,427,556         238,271         348,659

Withdrawals                                       (66,473)      (89,500)           (81,680)        (10,792)         (6,632)

Transfers between Separate Account
  VA-1 divisions, net                            (968,917)       83,150            105,838         (37,659)        (28,894)
                                              -----------    ----------        ----------      -----------        --------

Number of units outstanding,
  end of year                                   1,634,822     2,991,972          2,207,408         383,712         499,418
                                              -----------    ----------        ----------      -----------        --------

FOR THE PERIOD FROM FEBRUARY 28, 1997 (DATE
OF INCEPTION) TO DECEMBER 31, 1997
Unit value, beginning of period                   $  5.00       $  5.00           $  5.00          $  5.00         $  5.00
                                              -----------    ----------        ----------      -----------        --------
Unit value, end of period                         $  5.14       $  5.99           $  5.65          $  5.54         $  5.89
                                              -----------    ----------        ----------      -----------        --------
Number of units outstanding,
  beginning of period                                  --            --                --               --              --

Net contract purchase payments                    602,404       934,067           749,740          184,417         186,518

Withdrawals                                        (1,332)       (8,001)           (4,373)            (206)            (85)

Transfers between Separate Account
  VA-1's Divisions, net                          (185,563)       19,500            10,327            9,681            (148)
                                              -----------    ----------        ----------      -----------        --------
Number of units outstanding,
  end of period                                   415,509        945,566           755,694          193,892        186,285
                                              -----------    ----------        ----------      -----------        --------



THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998


4. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued) Unit value information and a summary of changes in outstanding units is shown below:



                                                                       VARIABLE INSURANCE PRODUCTS FUND II
                                              ---------------------------------------------------------------------------------
                                                  VIPII            VIPII             VIPII           VIPII           MFS
                                                INVESTMENT         ASSET             INDEX          CONTRA-        EMERGING
                                                GRADE BOND        MANAGER             500             FUND          GROWTH
                                                 DIVISION        DIVISION          DIVISION         DIVISION       DIVISION
                                              ---------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Unit value, beginning of year                    $ 5.32             $ 5.78             $ 6.21          $ 5.83          $ 5.50
                                           ------------        -----------        -----------     -----------      ----------
Unit value, end of year                          $ 5.70             $ 6.64             $ 8.07          $ 7.62          $ 7.48
                                           ------------        -----------        -----------     -----------      ----------
Number of units outstanding,
  beginning of year                               71,989           228,526            680,587         433,486         383,222

Net contract purchase payments                   520,769           619,396          2,444,038       1,108,876       1,191,562

Withdrawals                                      (21,276)          (20,250)           (77,752)        (33,774)        (35,893)

Transfers between Separate Account
  VA-1 divisions, net                             26,660            (7,288)           177,956          43,213          64,196
                                           ------------        -----------        -----------     -----------      ----------
Number of units outstanding,
  end of year                                    598,142           820,384          3,224,829       1,551,801       1,603,087
                                           ------------        -----------        -----------     -----------      ----------
FOR THE PERIOD FROM FEBRUARY 28, 1997
(DATE OF INCEPTION) TO DECEMBER 31, 1997
Unit value, beginning of period                 $  5.00            $  5.00            $  5.00         $  5.00         $  5.00
                                           ------------        -----------        -----------     -----------      ----------
Unit value, end of period                       $  5.32            $  5.78            $  6.21         $  5.83         $  5.50
                                           ------------        -----------        -----------     -----------      ----------
Number of units outstanding,
  beginning of period                                --                 --                 --              --              --

Net contract purchase payments                   69,000            233,481            660,464         420,462         377,275

Withdrawals                                         (59)              (146)            (2,563)         (1,189)         (1,139)

Transfers between Separate Account
  VA-1's Divisions, net                           3,048             (4,809)            22,686          14,213           7,086
                                           ------------        -----------        -----------     -----------      ----------
Number of units outstanding,
  end of period                                  71,989            228,526            680,587         433,486         383,222
                                           ------------        -----------        -----------     -----------      ----------



THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued) Unit value information and a summary of changes in outstanding units is shown below:

                                                                         MFS VARIABLE INSURANCE TRUST

                                             --------------------------------------------------------------------------------------
                                                                   MFS              MFS
                                                   MFS            GROWTH           TOTAL              MFS               MFS
                                                RESEARCH       WITH INCOME        RETURN           UTILITIES           VALUE
                                                DIVISION         DIVISION        DIVISION          DIVISION           DIVISION
                                             --------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
Unit value, beginning of year                        $5.61          $6.09          $5.73             $6.01              $5.99
                                             -------------   ------------    -----------       -----------        -----------
Unit value, end of year                              $6.95          $7.51          $6.43             $7.04              $7.59
                                             -------------   ------------    -----------       -----------        -----------
Number of units outstanding,
  beginning of year                              780,716          228,416         626,024          151,829            100,943

Net contract purchase payments                 1,470,024        1,039,794       1,629,993          678,587            513,502

Withdrawals                                      (56,418)         (27,958)        (46,902)         (14,429)           (21,848)

Transfers between Separate Account
    VA-1 divisions, net                           20,136           98,244          85,083           87,599             30,964
                                             -------------   ------------    -----------       -----------        -----------
Number of units outstanding,
   end of year                                 2,214,458        1,338,496      2,294,198           903,586            623,561
                                             -------------   ------------    -----------       -----------        -----------
FOR THE PERIOD FROM FEBRUARY 28, 1997

(DATE OF INCEPTION) TO DECEMBER 31, 1997

Unit value, beginning of period                    $5.00            $5.00          $5.00             $5.00              $5.00
                                             -------------   ------------    -----------       -----------        -----------

Unit value, end of period                          $5.61            $6.09          $5.73             $6.01              $5.99
                                             -------------   ------------    -----------       -----------        -----------
Number of units outstanding,
  beginning of period                                 --               --             --                --                 --

Net contract purchase payments                   780,936          229,569        632,529           151,754             94,256

Withdrawals                                       (2,963)          (1,141)        (1,523)             (126)              (165)

Transfers between Separate Account
  VA-1 Divisions, net                              2,743              (12)        (4,982)              201              6,852
                                             -------------   ------------    -----------       -----------        -----------
Number of units outstanding,
    end of period                                780,716          228,416        626,024           151,829            100,943
                                             -------------   ------------    -----------       -----------        -----------



THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

5.   REMUNERATION OF MANAGEMENT

     The Account incurs no liability or expense for remuneration to directors, members of advisory boards, officers or any other person who might provide a service for the Account, except as described in Note 3.


6.   YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. American Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including American Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.


     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of American Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose American Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of American Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.


     THIRD PARTY RELATIONSHIPS. American Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which American Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that American Franklin exercises less, or no, control over Year 2000 readiness. American Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to American Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of American Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, American Franklin's testing activities will extend through 1999.


     CONTINGENCY PLANS. American Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. American Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.


     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, American Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on American Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and American Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of American Franklin's internal systems is not completed on a timely basis (due to non-performance by significant

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998


     third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing American Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on American Franklin's operations following the turn of the century.


     COSTS. Through December 31, 1998, American Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the divisions of the Account. The cost of activities related to Year 2000 readiness has not had a material adverse effect on American Franklin's results of operations or financial condition. In addition, The American Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with The American Franklin's normal accounting policies.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
   and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheets of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 1998 and 1997, and the related statements of operations, shareholder's equity, cash flows, and comprehensive income (loss) for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                           Ernst & Young LLP


Chicago, Illinois
February 16, 1999

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             STATEMENT OF OPERATIONS
                                 (In thousands)


                                                      FOR THE YEARS ENDED DECEMBER 31
                                                        1998        1997       1996
                                                     --------    --------    --------
Revenues
   Premiums and other considerations                 $ 17,688    $ 17,434    $ 16,346
   Net investment income                                2,419       2,530       2,641
   Realized investment gains                               47         283          90
   Other income (expense)                               8,715       1,541        (623)
                                                     --------    --------    --------
        Total revenues                                 28,869      21,788      18,454

Benefits and expenses
   Insurance and annuity benefits                       4,889       3,674       3,610
   Operating cost and expenses                         15,910       9,635       8,544
   Commissions and allowances                          27,695      20,096      14,843
   Change in deferred policy acquisition costs and
       cost of insurance purchased                    (20,354)    (15,351)     (7,866)
   Litigation settlement                                8,064        --          --
                                                     --------    --------    --------

       Total benefits and expenses                     36,204      18,054      19,131
                                                     --------    --------    --------

Income (loss) before income taxes                      (7,335)      3,734        (677)

Income tax expense (benefit)
    Current                                            (1,247)        715         873
    Deferred                                           (2,270)        244      (1,104)
                                                     --------    --------    --------

       Total income tax expense (benefit)              (3,517)        959        (231)
                                                     --------    --------    --------

Net income (loss)                                    $ (3,818)   $  2,775    $   (446)
                                                     --------    --------    --------
                                                     --------    --------    --------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                        (In thousands, except share data)


                                                                           AT DECEMBER 31
                                                                        1998         1997
                                                                     ---------    ---------
                             ASSETS
Investments
   Fixed maturity securities (amortized cost: $31,219; $21,305)      $  32,587    $  22,565
   Policy loans                                                         12,371        7,050
                                                                     ---------    ---------
           Total investments                                            44,958       29,615

Cash                                                                    14,211        6,349
Accrued investment income                                                  408          472
Amounts recoverable from reinsurers                                     10,314        8,885
Deferred policy acquisition costs                                       52,352       30,515
Cost of insurance purchased                                              8,941       10,549
Insurance premiums in course of settlement                               1,620        1,286
Other assets                                                             1,922        1,328
Assets held in Separate Accounts                                       442,801      223,529
                                                                     ---------    ---------
         Total assets                                                $ 577,527    $ 312,528
                                                                     ---------    ---------
                                                                     ---------    ---------

                                LIABILITIES
Insurance and annuity liabilities
   Policy reserves, contract claims and other policyholders' funds   $  16,965    $  13,051
   Universal life contracts                                             31,150       31,289
   Annuity contracts                                                     5,376        2,274
   Unearned revenue                                                      9,591        6,801

Income tax liabilities
   Current                                                              (1,220)         380
   Deferred                                                             (4,464)      (2,211)
Accrued expenses and other liabilities                                  25,402        7,767
Liabilities related to Separate Accounts                               442,801      223,529
                                                                     ---------    ---------

         Total liabilities                                             525,601      282,880

                           SHAREHOLDER'S EQUITY
Common stock ($5 par value; 500,000 shares authorized,
   issued and outstanding)                                               2,500        2,500
Paid-in capital                                                         51,437       25,373
Accumulated other comprehensive income                                     430          398
Retained earnings (deficit)                                             (2,441)       1,377
                                                                     ---------    ---------

         Total shareholder's equity                                     51,926       29,648
                                                                     ---------    ---------

         Total liabilities and shareholder's equity                  $ 577,527    $ 312,528
                                                                     ---------    ---------
                                                                     ---------    ---------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                        STATEMENT OF SHAREHOLDER'S EQUITY
                                 (In thousands)


                                                           FOR THE YEARS ENDED DECEMBER 31
                                                             1998        1997       1996
                                                          --------    ---------   --------
Common stock, balance at beginning and end of year        $  2,500    $  2,500    $  2,500
                                                          --------    ---------   --------

Paid-in capital
    Balance at beginning of year                            25,373      25,373      15,373
    Capital contribution                                    26,064        --        10,000
                                                          --------    ---------   --------

    Balance at end of year                                  51,437      25,373      25,373
                                                          --------    ---------   --------

Retained earnings (deficit)
    Balance at beginning of year                             1,377      (1,398)       (952)
    Net income (loss)                                       (3,818)      2,775        (446)
                                                          --------    ---------   --------
    Balance at end of year                                  (2,441)      1,377      (1,398)
                                                          --------    ---------   --------

Accumulated other comprehensive income
    Balance at beginning of year                               398         391         727
    Change during the year                                      49          10        (516)
    Amounts applicable to deferred federal income taxes        (17)         (3)        180
                                                          --------    ---------   --------
    Balance at end of year                                     430         398         391
                                                          --------    ---------   --------
Total shareholder's equity at end of year                 $ 51,926    $ 29,648    $ 26,866
                                                          --------    ---------   --------
                                                          --------    ---------   --------


                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                 (In thousands)


                                                    FOR THE YEARS ENDED DECEMBER 31
                                                       1998      1997       1996
                                                    --------   -------  ---------
Net income (loss)                                   $(3,818)   $ 2,775   $  (446)
Other comprehensive income (loss)
  Gross change in unrealized gains (losses) on
     securities (pretax: $97; $294; $(426))              63        191      (277)
  Less: gains (losses) realized in net income
     (pretax: $48; $284, $90)                            31        184        59
                                                    --------   -------  ---------
       Change in net unrealized gains (losses) on
         securities (pretax: $49; $10; $(516))           32          7      (336)
                                                    --------   -------  ---------
           Comprehensive income (loss)              $(3,786)   $ 2,782   $  (782)
                                                    --------   -------  ---------
                                                    --------   -------  ---------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                                 (In thousands)


                                                           FOR THE YEARS ENDED DECEMBER 31
                                                            1998         1997          1996
                                                        ----------   ----------   ----------
Operating activities
    Net income (loss)                                   $  (3,818)   $   2,775    $    (446)
    Reconciling adjustments to net cash used for
      operating activities
        Policy reserves, claims and other
          policyholders' funds                             12,783       18,078       12,609
        Realized investment gains                             (47)        (283)         (90)
        Deferred policy acquisition costs and cost of
          insurance purchased                             (20,354)     (15,351)      (7,866)
        Charges on universal life contracts, net of
          interest credited                               (21,569)     (17,369)     (11,602)
        Change in other assets and liabilities             11,343       (2,939)      (2,660)
                                                        ----------   ----------   ----------

           Net cash used for operating activities         (21,662)     (15,089)     (10,055)
                                                        ----------   ----------   ----------

Investing activities
        Investment purchases
           Available-for-sale                             (26,271)      (6,900)     (32,704)
           Other                                           (5,794)      (2,766)      (2,107)
        Investment calls, maturities and sales
           Available-for-sale                              17,072       17,699       26,096
                                                        ----------   ----------   ----------
               Net cash provided by (used for)
                 investing activities                     (14,993)       8,033       (8,715)
                                                        ----------   ----------   ----------

Financing activities
        Policyholder account deposits                     191,502       99,023       43,912
        Policyholder account withdrawals                 (173,049)     (88,026)     (39,565)
        Proceeds from intercompany borrowings              18,896       15,320        4,742
        Repayments of intercompany borrowings             (18,896)     (15,320)      (4,832)
        Capital contribution                               26,064         --         10,000
                                                        ----------   ----------   ----------
          Net cash provided by financing activities        44,517       10,997       14,257
                                                        ----------   ----------   ----------

Net increase (decrease) in cash                             7,862        3,941       (4,513)
Cash at beginning of year                                   6,349        2,408        6,921
                                                        ----------   ----------   ----------

Cash at end of year                                     $  14,211    $   6,349    $   2,408
                                                        ----------   ----------   ----------
                                                        ----------   ----------   ----------


                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.       SIGNIFICANT ACCOUNTING POLICIES

1.1      NATURE OF OPERATIONS

         The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, primarily in the Midwest.

1.2      PREPARATION OF FINANCIAL STATEMENTS

         The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of AMFLIC, a wholly-owned subsidiary of The Franklin Life Insurance Company (FLIC). AMFLIC's ultimate parent is American General Corporation (AGC).

         The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3      INVESTMENTS

         FIXED MATURITY SECURITIES. All fixed maturity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

         POLICY LOANS. Policy loans are reported at unpaid principal balance.

         INVESTMENT INCOME. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount.

         REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4      SEPARATE ACCOUNTS

         Separate Accounts are assets and liabilities associated with certain contracts, principally universal life and annuities, for which the investment risk lies predominantly with the contract holder. Therefore, AMFLIC's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statement of operations. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.5      DEFERRED POLICY ACQUISITION COSTS (DPAC)

         Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

         DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.5      DEFERRED POLICY ACQUISITION COSTS (DPAC) (CONTINUED)

         DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

         AMFLIC reviews the carrying amount of DPAC on at least an annual basis. AMFLIC considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6      COST OF INSURANCE PURCHASED (CIP)

         The cost assigned to insurance contracts in force at January 31, 1995, the date of AGC's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. The amortization of CIP is charged to expense and CIP is also adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. AMFLIC reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7      INSURANCE AND ANNUITY LIABILITIES

         Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by AMFLIC during the contract period.

         For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are calculated using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 1998.

1.8      PREMIUM RECOGNITION

         Receipts for insurance investment and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.

1.9      INCOME TAXES

         Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

         A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. A change in deferred tax assets or liabilities related to fluctuations in the fair value of available-for-sale securities is included in accumulated other comprehensive income within shareholder's equity.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.10     ACCOUNTING CHANGES

         During 1998, AMFLIC adopted Statement of Financial Accounting Standards
         (SFAS) No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. AMFLIC elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact AMFLIC's results of operations or financial position.

1.11     RECLASSIFICATION

         Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.


2.       INVESTMENTS

2.1      FIXED MATURITY SECURITIES

         VALUATION. Cost or amortized cost and fair value of fixed maturity securities were as follows:


                                                    DECEMBER 31, 1998
                                      --------------------------------------------
                                        COST OR    GROSS        GROSS
                                      AMORTIZED  UNREALIZED   UNREALIZED      FAIR
   In thousands                         COST       GAINS       LOSSES        VALUE
                                      --------- ---------- -------------  --------
Corporate bonds
    Investment grade                  $ 7,422   $   614   $         --     $ 8,036
    Below investment grade                300         4             --         304
Public utilities                        2,649       300             --       2,949
Mortgage-backed                         1,189        93             --       1,282
U.S. government                        19,456       343             --      19,799
States/political subdivisions             203        14             --         217
                                      --------- ---------- -------------  --------

    Total fixed maturity securities   $31,219   $ 1,368   $         --     $32,587
                                      --------- ---------- -------------  --------
                                      --------- ---------- -------------  --------


                                                   DECEMBER 31, 1997
                                      --------------------------------------------
                                       COST OR    GROSS        GROSS
                                      AMORTIZED  UNREALIZED  UNREALIZED      FAIR
   In thousands                         COST      GAINS       LOSSES        VALUE
                                      --------- -----------  ----------   --------
Corporate bonds
    Investment grade                  $ 9,172   $   678      $     2      $ 9,848
    Below investment grade                300        12         --            312
Public utilities                        2,622       273         --          2,895
Mortgage-backed                         1,897       131         --          2,028
U.S. government                         7,111       155         --          7,266
States/political subdivisions             203        13         --            216
                                      --------- -----------  ----------   --------
    Total fixed maturity securities   $21,305   $ 1,262      $     2      $22,565
                                      --------- -----------  ----------   --------
                                      --------- -----------  ----------   --------


                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.1      FIXED MATURITY SECURITIES (CONTINUED)

         Net unrealized gains on fixed maturity securities included in accumulated other comprehensive income at December 31 were as follows:


In thousands                           1998        1997
                                     --------   --------
Gross unrealized gains               $ 1,368    $ 1,262
Gross unrealized losses                 --           (2)
DPAC  fair value adjustment              (86)       (39)
CIP fair value adjustment               (621)      (609)
Deferred federal income taxes           (231)      (214)
                                     --------   --------

Net unrealized gains on securities   $   430    $   398
                                     --------   --------
                                     --------   --------


         MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1998 were as follows:


                                                        COST OR AMORTIZED     FAIR
In thousands                                                  COST            VALUE
                                                        -----------------   -------
Fixed maturity securities, excluding mortgage-backed
   securities, due
      In one year or less                                    $12,952        $12,978
      In years two through five                               10,924         11,572
      In years six through ten                                 4,496          4,965
      After ten years                                          1,658          1,790
Mortgage-backed securities                                     1,189          1,282
                                                        -----------------   -------

    Total fixed maturity securities                          $31,219        $32,587
                                                        -----------------   -------
                                                        -----------------   -------


         Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.2      INVESTMENT INCOME

         Investment income was as follows:


In thousands                 1998     1997     1996
                            ------   ------   ------
Fixed maturity securities   $1,592   $2,291   $2,141
Policy loans                   445      264      175
Other investments              473       12      369
                            ------   ------   ------
Gross investment income      2,510    2,567    2,685
Investment expense              91       37       44
                            ------   ------   ------
Net investment income       $2,419   $2,530   $2,641
                            ------   ------   ------
                            ------   ------   ------

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.3      REALIZED INVESTMENT GAINS

         Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


In thousands                 1998     1997     1996
                            -----    ------   ------
Fixed maturity securities
    Gross gains             $ 116    $ 564    $ 183
    Gross losses             --        (10)     (10)
                            -----    ------   ------
        Total                 116      554      173

Other                         (69)    (271)     (83)
                            -----    ------   ------
Realized investment gains   $  47    $ 283    $  90
                            -----    ------   ------
                            -----    ------   ------


         Voluntary sales of investments resulted in the following realized gains (losses):


                                                                                  REALIZED
                                                                       -----------------------------
In thousands                         CATEGORY              PROCEEDS            GAINS          LOSSES
                                ------------------    -------------    -------------     -----------
            1998                AVAILABLE-FOR-SALE    $      2,110     $        116      $        -
                                ------------------    -------------    -------------     -----------
                                ------------------    -------------    -------------     -----------
            1997                Available-for-sale    $      9,992     $        550      $        8
                                ------------------    -------------    -------------     -----------
                                ------------------    -------------    -------------     -----------
            1996                Available-for-sale    $     12,081     $        171      $       10


2.4      INVESTMENTS ON DEPOSIT

         At December 31, 1998 and 1997, fixed maturity securities with a carrying value of $6,717,000 and $7,018,000, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5      INVESTMENT RESTRICTIONS

         AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1998 and 1997, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.


3.       DEFERRED POLICY ACQUISITION COSTS (DPAC)

         Activity in DPAC was as follows:


In thousands                             1998        1997        1996
                                      ---------   ---------   ---------
Beginning at January 1                $ 30,515    $ 13,781    $  4,101
Deferrals                               25,320      18,223       9,861
Amortization                            (3,383)     (1,307)       (343)
Effect of changes in unrealized
    (gains) losses on securities           (47)         (6)        195
Effect of realized investment gains        (53)       (176)        (33)
                                      ---------   ---------   ---------
Balance at December 31                $ 52,352    $ 30,515    $ 13,781
                                      ---------   ---------   ---------
                                      ---------   ---------   ---------


                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.       COST OF INSURANCE PURCHASED (CIP)

         Activity in CIP was as follows:


In thousands                             1998        1997        1996
                                      ---------   ---------   ---------
Balance at January 1                  $ 10,549    $ 12,212    $ 13,621
Interest accretion                         926       1,054       1,400
Amortization                            (2,509)     (2,619)     (3,052)
Effect of changes in unrealized
    (gains) losses on securities           (12)         (3)        293
Effect of realized investment gains        (13)        (95)        (50)
                                      ---------   ---------   ---------
Balance at December 31                $  8,941    $ 10,549    $ 12,212
                                      ---------   ---------   ---------
                                      ---------   ---------   ---------


         CIP amortization, net of accretion, expected to be recorded in each of the next five years is:


                                                AMOUNT
               YEAR                             (000'S)
               ----                             -------
               1999                               $1,201
               2000                                1,054
               2001                                  927
               2002                                  820
               2003                                  727


5.       INCOME TAXES

         AMFLIC is subject to the life insurance company provisions of the federal tax law and is part of a life/life consolidated return which also includes FLIC.

         The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty
         (30) days after the date of filing the consolidated return.

5.1      DEFERRED TAXES

         Components of deferred tax liabilities and assets at December 31, were as follows:


In thousands                                  1998        1997
                                           --------    --------
Deferred tax liabilities, applicable to:
    Basis differential of investments      $    398    $    341
    DPAC and CIP                             14,891       9,213
    Other                                     1,202       1,220
                                           --------    --------
        Total deferred tax liabilities       16,491      10,774
Deferred tax assets, applicable to:
    Policy reserves                         (20,738)    (12,438)
    Other                                      (217)       (547)
                                           --------    --------
        Total deferred tax assets           (20,955)    (12,985)
                                           --------    --------
Net deferred tax assets                    $ (4,464)   $ (2,211)
                                           --------    --------
                                           --------    --------


                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.1      DEFERRED TAXES (CONTINUED)

         AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

5.2      TAX EXPENSE

         A reconciliation between the Federal statutory income tax rate and the effective income tax rate follows:


                                              1998                  1997               1996
                                          -------------         -------------       ------------
Federal income tax rate                       35.0%                 35.0%              35.0%
State taxes, net                               -                     -                 (0.3)
Invested asset items                          14.3                  (5.4)               0.1
Other                                         (1.4)                 (3.9)              (0.7)
                                          -------------         -------------       ------------

    Effective tax rate                        47.9%                 25.7%              34.1%
                                          -------------         -------------       ------------
                                          -------------         -------------       ------------


5.3      TAXES PAID

         Federal income taxes paid during the years ended December 31, 1998, 1997 and 1996, were $243,000, $519,000 and $228,000, respectively.
         State income taxes paid during the years ended December 31, 1998 and 1997, were $110,000 and $1,000, respectively. No state income taxes were paid during the year ended December 31, 1996.


6.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted, and (3) the estimates are based on assumptions regarding future economic activity.


                                            1998                1997
                                     -----------------   ------------------
                                     CARRYING   FAIR     CARRYING    FAIR
 In thousands                         AMOUNT    VALUE     AMOUNT     VALUE
                                     --------  -------   --------  --------
Assets
    Fixed maturity securities        $32,587   $32,587   $22,565   $22,565
Liabilities
    Insurance investment contracts   $ 5,479   $ 5,189   $ 2,318   $ 2,193


         The following methods and assumptions were used to estimate the fair value of financial instruments:

         FIXED MATURITY SECURITIES. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 1998 and 1997 was 6.96% and 7.17%, respectively.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

         INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts, which do not subject AMFLIC to significant risks arising from policyholder mortality or morbidity, was estimated using cash flows discounted at market interest rates.


7.       STATUTORY ACCOUNTING

         State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

         At December 31, 1998 and 1997, AMFLIC had statutory stockholder's equity of $32,662,000 and $17,727,000, respectively. AMFLIC's statutory net loss was $2,615,000, $648,000 and $1,949,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

         Generally, AMFLIC is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1999 no dividends may be paid out and, loans and advances in excess of $8,165,000 may not be transferred without the approval of the Illinois Insurance Department.


8.       STATEMENT OF CASH FLOWS

         In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:


In thousands                           1998     1997     1996
                                      ------  -------  -------
Interest added to universal
   life contracts and other
   deposit funds                      $1,387   $1,279   $1,267
                                      ------  -------  -------
                                      ------  -------  -------


9.       RELATED PARTY TRANSACTIONS

         AMFLIC has no full-time employees or office facilities. General and administrative expenses are allocated to AMFLIC from FLIC, based upon hours worked by administrative personnel. Allocated expenses for the years ended December 31, 1998, 1997 and 1996, amounted to approximately $8,541,000, $5,104,000, and $3,868,000, respectively.

         AMFLIC participates in a program of short-term borrowing with AGC to maintain its long-term investment commitments. AMFLIC borrowed and repaid $18,896,000, and $15,320,000 in 1998 and 1997, respectively.
         Interest was paid on the outstanding balance based on the rate as stipulated in the program.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10.      REINSURANCE

         AMFLIC is routinely involved in reinsurance transactions. Ceded reinsurance becomes a liability of the reinsurer that assumes the risk. If the reinsurer could not meet its obligations, AMFLIC would reassume the liability. The likelihood of a material reinsurance liability being reassumed by AMFLIC is considered to be remote. AMFLIC diversifies the risk of exposure to reinsurance loss by using a number of life reinsurers, including FLIC, that have strong claims-paying ability ratings. The maximum retention on one life for individual life insurance is $100,000.

         Effective January 1, 1997, AMFLIC entered into a modified coinsurance agreement with FLIC covering the variable universal life product.

         Amounts paid or deemed to have been paid in connection with ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

         Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:


In thousands           1998       1997        1996
                     --------   --------   --------
Premiums and other
    considerations   $ 2,387    $ 1,169    $ 1,433
Other income           1,869        810      1,196
Benefits               3,331      1,329      1,810
Commission expense       (20)       (59)        (9)
Premium taxes           --         --           (6)


         Under the provisions of a modified coinsurance agreement covering the Variable Universal Life product, AMFLIC ceded the following:


In thousands           1998      1997      1996
                     --------  --------  --------
Premiums and other
    considerations   $ 9,058   $ 5,226   $ 4,014
Expense allowances     7,239     4,965     4,394
Other                    885        60      (561)


         AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:


In thousands                 1998     1997     1996
                            ------   ------   ------
Premiums and other
    considerations          $9,476   $7,994   $5,909
Change in policy reserves    9,086    7,804    5,924


11.      LEGAL PROCEEDINGS

         In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. AMFLIC is a defendant in such purported class action lawsuits. In December 1998, AGC announced that certain of its life insurance subsidiaries had entered into agreements to resolve all of the material pending market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals have been resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in the third quarter of 1999.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


11.      LEGAL PROCEEDINGS (CONTINUED)

         In conjunction with the proposed settlements, AMFLIC recorded an $8 million charge in 1998. The charge covers the cost of additional policyholder benefits and other anticipated expenses resulting from the proposed settlement, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8 million capital contribution from FLIC at December 31, 1998. The proposed settlements will not have a material impact on AMFLIC's financial condition or business operations after considering the contribution.

         AMFLIC is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, AMFLIC believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on its results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little of no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

         In addition to the charges recorded in 1998, AMFLIC will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Given AGC's commitment to maintaining adequate capital levels in support of AMFLIC's business, the proposed settlements and related expenses are not expected to have a material adverse effect on AMFLIC's financial condition or business operations.


12.      YEAR 2000 (UNAUDITED)

         INTERNAL SYSTEMS. AMFLIC's ultimate parent, AGC, has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including AMFLIC, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

         While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of AMFLIC's information technology and non-information technology systems; (2) assess which items in the inventory may expose AMFLIC to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready;
         (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of AMFLIC's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999. AMFLIC will continue to test its systems throughout 1999 to maintain Year 2000 readiness.

         THIRD PARTY RELATIONSHIPS. AMFLIC has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) AMFLIC and include organizations with which AMFLIC exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that AMFLIC exercises less, or no, control over Year 2000 readiness. AMFLIC has developed a plan to assess and attempt to mitigate the

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


12.      YEAR 2000 (UNAUDITED) (CONTINUED)

         risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to AMFLIC. A more detailed evaluation has been completed during the first quarter of 1999 as part of AMFLIC's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, AMFLIC's testing activities will extend through 1999.

         CONTINGENCY PLANS. AMFLIC and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure;
         (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and
         (4) complete the applicable action plans. AMFLIC is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

         RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, AMFLIC believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on AMFLIC's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and AMFLIC is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to non-performance by significant third party vendors, AMFLIC's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, or other unforeseen circumstances in completing AMFLIC's plans, the Year 2000 issues could have a material adverse impact on AMFLIC's operations following the turn of the century.

         COSTS. Through December 31, 1998, AGC and certain of its subsidiaries have incurred, and will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on AGC's or AMFLIC's results of operations or financial condition.

                                     PART C

                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)      Financial Statements




         PART A:           None.



         PART B:

         (1)      Financial Statements of Separate Account VA-1:


                  Report of Independent Auditors


                  Audited Financial Statements:

                      Statement of Net Assets, December 31, 1998

                      Statement of Operations for the year ended December 31,
                      1998

                      Statement of Changes in Net Assets for the year ended December 31, 1998 and for the period from February 28, 1997 (date of inception) to December 31, 1997

                      Notes to Financial Statements

         (2)      Financial Statements of The American Franklin Life Insurance
                  Company:

                  Report of Independent Auditors

                  Audited Financial Statements:

                      Statement of Operations for the years ended December 31, 1998, 1997 and 1996

                      Balance Sheet, December 31, 1998 and 1997

                      Statement of Shareholder's Equity for the years ended December 31, 1998, 1997 and 1996

                      Statement of Cash Flows for the years ended December 31, 1998, 1997 and 1996

                      Notes to Financial Statements


         PART C:           None


(b)      Exhibits

     1 Certified resolutions regarding organization of Separate Account VA-1 of The American Franklin Life Insurance Company (the "Separate Account").*

     2 Not applicable. The American Franklin Life Insurance Company ("American Franklin") maintains custody of all assets.

     3(a) Sales Agreement between Franklin Financial Services Corporation
          ("Franklin Financial") and the Separate Account, dated as of July 30, 1996.*

     3(b) Specimen Registered Representative Agreement between Franklin Financial and registered representatives of Franklin Financial distributing the Contracts.*

     3(c)    Schedule of Sales Commissions.*

     3(d) Agreement between American Franklin and Franklin Financial, dated July 30, regarding supervision of agents.*

     4(a)(1) Specimen form of Combination Fixed and Variable Annuity Contract
             (Form No. T1575).**

     4(a)(2) Specimen form of Combination Fixed and Variable Annuity Contract
             (Form No. T1575Z) ("unisex" version).**

     4(b)(1) Specimen form of Terminal Illness Waiver of Surrender Charges
             Rider.**

     4(b)(2) Specimen form of Long Term Care Waiver of Surrender Charges
             Rider.**

     4(c)    Specimen form of Qualified Contract Endorsement.*

     4(d)    Specimen form of Individual Retirement Annuity Endorsement.**

     4(e)    Specimen form of Section 457 Contract Endorsement.*

     4(f)    Specimen form of Section 403(b) Annuity Contract Endorsement.**




     4(g) Specimen form of Death Benefit Endorsement is hereby incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of The American Franklin
             Life Insurance Company, filed March 1, 1999.



     5(a)    Specimen form of Application for Contract Form Nos. T1575 and
             T1575Z.**

     6(a) Certificate of Incorporation of American Franklin is hereby incorporated herein by reference to Exhibit 1-A (6)(a) to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 (Reg. No. 33-77470) of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed April 30, 1996.

     6(b) By-Laws of American Franklin are hereby incorporated herein by reference to Exhibit 1-A (6)(b) to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (Reg. No. 33-77470) of Separate Account VUL-2 of The American Franklin Life Insurance Company, filed February 28, 1997.

     7       Not applicable.

     8(a)(1) Participation Agreement among American Franklin, Variable
             Insurance Products Fund ("VIP") and Fidelity Distributors Corporation ("FDC"), dated July 18, 1991.

     8(a)(2) Amendment No. 1 dated November 1, 1991 to Participation Agreement among American Franklin, VIP and FDC.*

     8(a)(3) Amendment No. 2 dated January 18, 1995 to Participation Agreement among American Franklin, VIP and FDC.*

     8(a)(4) Amendment No. 3 dated July 1, 1996 to Participation Agreement among
             American Franklin, VIP and FDC.*

     8(a)(5) Form of Amendment No. 4 dated November, 1996 to Participation
             Agreement among American Franklin, VIP and FDC.**

     8(b)(1) Participation Agreement among American Franklin, Variable Insurance
             Products Fund II ("VIP II") and

          FDC, dated July 18, 1991.

     8(b)(2) Amendment No. 1 dated November 1, 1991 to Participation Agreement among American Franklin, VIP II and FDC.*

     8(b)(3) Amendment No. 2 dated January 18, 1995 to Participation Agreement among American Franklin, VIP II and FDC.*

     8(b)(4) Amendment No. 3 dated July 1, 1996 to Participation Agreement among
             American Franklin, VIP II and FDC.*

     8(b)(5) Form of Amendment No. 4 dated November, 1996 to Participation
             Agreement among American Franklin, VIP II and FDC.**

     8(c) Sub-License Agreement between FDC and American Franklin, dated July 18, 1991.

     8(d)(1) Participation Agreement among MFS Variable Insurance Trust,
             American Franklin and Massachusetts Financial Services Company ("MFS"), dated July 30, 1996.*

     8(d)(2) Indemnification Agreement between American Franklin and MFS dated
             July 30, 1996.*

     8(d)(3) Form of Amendment No. 1 dated November, 1996 to Participation
             Agreement among MFS Variable Insurance Trust, American Franklin and MFS.**

     8(d)(4) Form of Amendment No. 2 dated November, 1997 to Participation
             Agreement among MFS Variable Insurance Trust, American Franklin and MFS.***

     9 Opinion and consent of Elizabeth E. Arthur, Esq., Assistant Secretary of American Franklin.*

     10(a)   Consent of Ernst & Young LLP.


     10(b)   Consent of Sutherland Asbill & Brennan LLP.

     11      Not applicable.

     12      Not applicable.

     13      Not applicable.

     14      Not applicable.



     15 Power of Attorney with respect to the Registration Statement is hereby incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (Reg. No. 333-10489) of Separate Account VA-1 of The American Franklin.Life Insurance Company, filed March 1, 1999.


     27      Not applicable.


--------

* Incorporated herein by reference to similarly designated exhibit to Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company, filed on August 20, 1996 (Reg. No. 333-10489).
** Incorporated herein by reference to similarly designated exhibit to Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company, filed November 26, 1996 (Reg. No. 333-10489).
*** Incorporated herein by reference to similarly designated exhibit to Form N-4 of Separate Account VA-1 of The American Franklin Life Insurance Company, filed April 30, 1998 (Reg. No. 333-10489).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors, executive officers, and, to the extent responsible for variable annuity operations, other officers of the depositor are listed below.


                        (1)                                               (2)
          NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
          -----------------------------------            ------------------------------------
          Robert M. Beuerlein                            Director, Senior Vice President-Actuarial/Financial and Treasurer
          Pauletta P. Cohn**                             Secretary
          Brady W. Creel                                 Director, Senior Vice President and Chief Marketing Officer
          Barbara Fossum                                 Senior Vice President
          Ross D. Friend**                               Senior Vice President and Chief Compliance Officer
          Rodney O. Martin, Jr.**                        Director and Senior Chairman
          Jon P. Newton*                                 Director and Vice Chairman
          Michael M. Nicholson                           Director and President
          Gary D. Reddick**                              Vice Chairman and Director
          Richard W. Scott*                              Vice President and Chief Investment Officer


                        (1)                                               (2)
          NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
          -----------------------------------            -------------------------------------
          William A. Simpson                             Director and Chief Executive Officer
          T. Clayton Spires                              Director, Corporate Tax
          Christian D. Weiss                             Director-Controller
          Diane S. Workman                               Vice President-Administration


         THE PRINCIPAL BUSINESS ADDRESS OF EACH INDIVIDUAL WITH AN ASTERISK NEXT TO HIS NAME IS 2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019. THE PRINCIPAL BUSINESS ADDRESS OF EACH INDIVIDUAL WITH TWO ASTERISKS NEXT TO HIS NAME IS 2727-A ALLEN PARKWAY, HOUSTON, TEXAS 77019. THE PRINCIPAL BUSINESS ADDRESS OF EACH OTHER INDIVIDUAL IS IN CARE OF THE FRANKLIN LIFE INSURANCE COMPANY, #1 FRANKLIN SQUARE, SPRINGFIELD, ILLINOIS 62713.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

         There is no person controlled by or under common control with Registrant.

American Franklin is an indirect wholly-owned subsidiary of American General Corporation ("American General").


       SUBSIDIARIES OF AMERICAN GENERAL CORPORATION (1),(2),(3),(4),(5)


The following is a list of American General Corporation's subsidiaries as of December 31, 1998. All subsidiaries listed are corporations, unless otherwise indicated. Subsidiaries of subsidiaries are indicated by indentations and unless otherwise indicated, all subsidiaries are wholly owned. Inactive subsidiaries are denoted by an asterisk (*).





                                                                                        JURISDICTION OF
                                NAME                                                    INCORPORATION
--------------------------------------------------------------------------------        ---------------
AGC Life Insurance Company......................................................        Missouri
   American General Life and Accident Insurance Company(6)......................        Tennessee
      American General Exchange, Inc. ..........................................        Tennessee
      Independent Fire Insurance Company........................................        Florida
         American General Property Insurance Company of Florida.................        Florida
   American General Life Insurance Company(7)...................................        Texas
      American General Annuity Service Corporation .............................        Texas
      American General Life Companies ..........................................        Delaware
      American General Life Insurance Company of New York ......................        New York
      The Winchester Agency Ltd. ...............................................        New York
      The Variable Annuity Life Insurance Company ..............................        Texas
         PESCO Plus, Inc(15)....................................................        Delaware
         American General Gateway Services, L.L.C(16)...........................        Delaware
         The Variable Annuity Marketing Company ................................        Texas
         VALIC Investment Services Company .....................................        Texas
         VALIC Retirement Services Company .....................................        Texas
         VALIC Trust Company ...................................................        Texas
   American General Property Insurance Company .................................        Tennessee
   The Franklin Life Insurance Company .........................................        Illinois
      The American Franklin Life Insurance Company .............................        Illinois
      Franklin Financial Services Corporation ..................................        Delaware
   HBC Development Corporation .................................................        Virginia
   Templeton American General Life of Bermuda, Ltd(14)..........................        Bermuda
   Western National Corporation.................................................        Delaware



   WNL Holding Corp.............................................................        Delaware
         American General Annuity Insurance Company(8)..........................        Texas
         American General Assignment Corporation................................        Texas
         AGA Brokerage Services, Inc. ..........................................        Delaware
         AGA Investment Advisory Services, Inc. ................................        Delaware
   Independent Advantage Financial and Insurance Services, Inc..................        California
         American General Financial Institution Group, Inc......................        Delaware
         WNL Insurance Services, Inc............................................        Delaware
American General Corporation* ..................................................        Delaware
American General Delaware Management Corporation1 ..............................        Delaware
American General Finance, Inc. .................................................        Indiana
   HSA Residential Mortgage Services of Texas, Inc..............................        Delaware
   AGF Investment Corp. ........................................................        Indiana
   American General Auto Finance, Inc. . .......................................        Delaware
   American General Finance Corporation(9)......................................        Indiana
      American General Finance Group, Inc. .....................................        Delaware
         American General Financial Services, Inc.(10)..........................        Delaware
             The National Life and Accident Insurance Company ..................        Texas
      Merit Life Insurance Co. .................................................        Indiana
      Yosemite Insurance Company ...............................................        Indiana
   American General Finance, Inc................................................        Alabama
   American General Financial Center ...........................................        Utah
   American General Financial Center, Inc.* ....................................        Indiana
   American General Financial Center, Incorporated* ............................        Indiana
   American General Financial Center Thrift Company* ...........................        California
   Thrift, Incorporated* .......................................................        Indiana
American General Investment Advisory Services, Inc.*  ..........................        Texas
American General Investment Holding Corporation(11).............................        Delaware
American General Investment Management Corporation(11)..........................        Delaware
American General Realty Advisors, Inc. .........................................        Delaware
American General Realty Investment Corporation .................................        Texas
   AGLL Corporation(12).........................................................        Delaware
   American General Land Holding Company .......................................        Delaware
      AG Land Associates, LLC(12)...............................................        California
   GDI Holding, Inc.*(13).......................................................        California
   Pebble Creek Service Corporation ............................................        Florida
   SR/HP/CM Corporation ........................................................        Texas
Green Hills Corporation ........................................................        Delaware
Knickerbocker Corporation ......................................................        Texas
   American Athletic Club, Inc. ................................................        Texas
Pavilions Corporation...........................................................        Delaware
USLIFE Corporation..............................................................        Delaware
   All American Life Insurance Company..........................................        Illinois
   American General Assurance Company...........................................        Illinois
      American General Indemnity Company........................................        Nebraska
      USLIFE Credit Life Insurance Company of Arizona...........................        Arizona
   American General Life Insurance Company of Pennsylvania                              Pennsylvania
   I.C. Cal* ...................................................................        California
   The Old Line Life Insurance Company of America...............................        Wisconsin
   The United States Life Insurance Company in the City of New York.............        New York



   USLIFE Agency Services, Inc......................................................Illinois
      USMRP, Ltd................................................................... Turks & Caicos
   USLIFE Financial Institution Marketing Group, Inc............................... California
   USLIFE Insurance Services Corporation........................................... Texas
   USLIFE Realty Corporation....................................................... Texas
         USLIFE Real Estate Services Corporation................................... Texas
   USLIFE Systems Corporation...................................................... Delaware


American General Finance Foundation, Inc. is not included on this list. It is a non-profit corporation.


                                      NOTES


(1) The following limited liability companies were formed in the State of Delaware on March 28, 1995. The limited liability interests of each are jointly owned by AGC and AGDMC and the business and affairs of each are managed by AGDMC:

     American General Capital, L.L.C.
     American General Delaware, L.L.C.

(2) On November 26, 1996, American General Institutional Capital A ("AG Cap Trust A"), a Delaware business trust, was created. On March 10, 1997, American General Institutional Capital B ("AG Cap Trust B"), also a Delaware business trust, was created. Both AG Cap Trust A's and AG Cap Trust B's business and affairs are conducted through their trustees:
     Bankers Trust Company and Bankers Trust (Delaware). Capital securities of each are held by non-affiliated third party investors and common securities of AG Cap Trust A and AG Cap Trust B are held by AGC.

(3) On November 14, 1997, American General Capital I, American General Capital II, American General Capital III, and American General Capital IV (collectively, the "Trusts"), all Delaware business trusts, were created. Each of the Trusts' business and affairs are conducted through its trustees: Bankers Trust (Delaware) and James L. Gleaves (not in his individual capacity but solely as Trustee).

(4) On July 10, 1997, the following insurance subsidiaries of AGC became the direct owners of the indicated percentages of membership units of SBIL B, L.L.C. ("SBIL B"), a U.S. limited liability company: VALIC (22.6%), FL (8.1%), AGLA (4.8%) and AGL (4.8%).

     Through their aggregate 40.3% interest in SBIL B, VALIC, FL, AGLA and AGL indirectly own approximately 28% of the securities of SBI, an English company, and 14% of the securities of ESBL, an English company, SBP, an English company, and SBFL, a Cayman Islands company. These interests are held for investment purposes only.

(5) Effective December 5, 1997, AGC and Grupo Nacional Provincial, S.A. ("GNP") completed the purchase by AGC of a 40% interest in Grupo Nacional Provincial Pensions S.A. de C.V., a new holding company formed by GNP, one of Mexico's largest financial services companies.

(6) AGLA owns approximately 12% of Whirlpool Financial Corp. ("Whirlpool") preferred stock. AGLA's holdings in Whirlpool represents approximately 3% of the voting power of the capital stock of Whirlpool. The interests in Whirlpool (which is a corporation that is not associated with AGC) are held for investment purposes only.

(7) AGL owns 100% of the common stock of American General Securities Incorporated ("AGSI"), a full-service NASD broker-dealer. AGSI, in turn, owns 100% of the stock of the following insurance agencies:

         American General Insurance Agency, Inc. (Missouri)
         American General Insurance Agency of Hawaii, Inc. (Hawaii) American General Insurance Agency of Massachusetts, Inc.
          (Massachusetts)

In addition, the following agencies are indirectly related to AGSI, but not owned or controlled by AGSI:
         American General Insurance Agency of Ohio, Inc. (Ohio)
         American General Insurance Agency of Texas, Inc. (Texas)
         American General Insurance Agency of Oklahoma, Inc. (Oklahoma) Insurance Masters Agency, Inc. (Texas)

     AGSI and the foregoing agencies are not affiliates or subsidiaries of AGL under applicable holding company laws, but they are part of the AGC group of companies under other laws.


(8) AGA Series Trust is a Massachusetts business trust, all of the shares of which are held in the separate account of AGA for the benefit of AGA variable annuity policyholders.

(9) American General Finance Corporation is the parent of an additional 48 wholly-owned subsidiaries incorporated in 30 states and Puerto Rico for the purpose of conducting its consumer finance operations, including those noted in footnote 10 below.

(10) American General Financial Services, Inc. is the parent of an additional 7 wholly-owned subsidiaries incorporated in 4 states and Puerto Rico for the purpose of conducting its consumer finance operations.

(11) American General Investment Management, L.P. is jointly owned by AGIHC and AGIMC. AGIHC holds a 99% limited partnership interest, and AGIMC owns a 1% general partnership interest.

(12) AG Land Associates, LLC is jointly owned by AGLH and AGLL. AGLH holds a 98.75% managing interest and AGLL owns a 1.25% managing interest.

(13) AGRI owns only a 75% interest in GDI Holding, Inc.

(14) AGCL owns 50% of the common stock of TAG Life. Franklin Resources, Inc., a Delaware business corporation and financial services holding company, through its subsidiary TGH Holdings, Ltd., a Bahamian business corporation, owns the remaining 50% of TAG Life. Franklin Resources, Inc. and
     TGH Holdings, Ltd. are not affiliated with AGC.

(15) VALIC holds 900 (90%) of the outstanding common shares. The Florida Education Association/United, a Florida teachers union and unaffiliated third party, holds the remaining 100 (10%) of the outstanding common shares.

(16) VALIC holds (90%) of the outstanding common shares. Gateway Investment Services, Inc., a California corporation and an unaffiliated third party, holds the remaining 10% of the outstanding common shares.



ITEM 27. NUMBER OF CONTRACT OWNERS



         As of March 31, 1999, there were 4,090 owners of Contracts of the class covered by this registration statement (2,107 Qualified Contracts and 1,983 Non-Qualified Contracts).



ITEM 28. INDEMNIFICATION

AMERICAN FRANKLIN'S BY-LAWS PROVIDE, IN ARTICLE X, AS FOLLOWS:

         "SECTION 1. THE COMPANY SHALL INDEMNIFY AND HOLD HARMLESS EACH PERSON WHO SHALL SERVE AT ANY TIME HEREAFTER AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY, OR WHO SHALL SERVE ANY OTHER COMPANY OR ORGANIZATION IN ANY CAPACITY AT THE REQUEST OF THE COMPANY, FROM AND AGAINST ANY AND ALL CLAIMS AND LIABILITIES TO WHICH SUCH PERSON SHALL BECOME SUBJECT BY REASON OF HAVING HERETOFORE OR HEREAFTER BEEN A DIRECTOR, OFFICER, OR EMPLOYEE OF THE COMPANY, OR BY REASON OF ANY ACTION ALLEGED TO HAVE BEEN HERETOFORE OR HEREAFTER TAKEN OR OMITTED BY SUCH PERSON AS A DIRECTOR, OFFICER OR EMPLOYEE, AND SHALL REIMBURSE EACH SUCH PERSON FOR ALL LEGAL AND OTHER EXPENSES REASONABLY INCURRED IN CONNECTION WITH ANY SUCH CLAIM OR LIABILITY; PROVIDED, HOWEVER, THAT NO SUCH PERSON SHALL BE INDEMNIFIED AGAINST, OR BE REIMBURSED, FOR, ANY EXPENSE INCURRED IN CONNECTION WITH ANY CLAIM OR LIABILITY ARISING OUT OF SUCH PERSON'S OWN WILFUL MISCONDUCT."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, Franklin Financial Services Corporation, also acts as principal underwriter for Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, Franklin Life Money Market Variable Annuity Fund C, which offer interests in variable annuities, and Separate Account VUL and Separate Account VUL-2 of The American Franklin Life Insurance Company, which offer interests in flexible premium variable life insurance policies.

(b)      The directors and principal officers of the principal underwriter are:



                           (1)                                    (2)
                                                        POSITIONS AND OFFICES
                           NAME                            WITH UNDERWRITER
                           ----                         ---------------------
                     Tony M. Carter            Vice President

                     Ross D. Friend            Senior Vice President and Chief Compliance Officer

                     John A. Kalbaugh*         Vice President - Marketing

                     Kathy Keith               Treasurer and Associate Director

                     E. Paul Kovach, Jr.*      Chairman and Chief Executive Officer

                     Karen Kunz                Chief Financial Officer and Director of Compliance and
                                               Administration

                     Gary D. Osmonson          Director and President

                     Robert M. Roth*           Vice President - Administration and Compliance and
                                               Secretary

                     William A. Simpson        Director

                     Daniel E. Trudan          Vice President and Assistant Secretary








The principal business address of each individual with an asterisk next to his name is 2727 Allen Parkway, Houston, Texas 77019. The principal business address of each other individual except Tony M. Carter and Ross D. Friend is c/o Franklin Financial Services Corporation, #1 Franklin Square, Springfield, Illinois 62713. The principal business address of Tony M. Carter is 2900 Greenbrier Drive, Springfield, Illinois 62704. The principal business address of Ross D. Friend is 2727-A Allen parkway, Houston, Texas 77019.



(c)      Not Applicable.

ITEM 30. LOCATION OF RECORDS

         All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The American Franklin Life Insurance Company at its principal executive office located at #1 Franklin Square, Springfield, Illinois 62713 or at American Franklin's Administrative Office located at 2727-A Allen Parkway 3-50, Houston, Texas 77019-2191.

ITEM 31. MANAGEMENT SERVICES

         All management services agreements relating to Separate Account VA-1 and the Contracts are described in the Prospectus or Statement of Additional Information forming a part of this Registration Statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

         The Registrant undertakes:

         (a) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a Contract offered by the Prospectus constituting part of this Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request;

         (d) that the Registrant is relying upon the "no-action" letter of the Securities and Exchange Commission dated November 28, 1988 in response to the American Council of Life Insurance with respect to restrictions on withdrawal of amounts from Contracts used in connection with annuity purchase plans meeting the requirements of Internal Revenue Code Section 403(b), which amounts are attributable to contributions made on or after January 1, 1989 pursuant to a salary reduction agreement or to income earned on or after January 1, 1989 with respect to contributions made pursuant to a salary reduction agreement and that the Registrant will comply with the requirement of numbered paragraphs (1) through (4) of such "no-action" letter;

         (e) that the Registrant is relying upon Rule 6c-7 under the 1940 Act with respect to the offer and sale of Contracts to participants in the Texas Optional Retirement Program and that the Registrant will comply with the provisions of paragraphs (a) - (d) of Rule 6c - 7.

         (f) The American Franklin Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The American Franklin Life Insurance Company in connection with the Contracts.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account VA-1 of The American Franklin Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf, in the City of Springfield, and State of Illinois on this 23rd day of April, 1999.



                              SEPARATE ACCOUNT VA-1 OF THE AMERICAN
                              FRANKLIN LIFE INSURANCE COMPANY

                              By:      THE AMERICAN FRANKLIN LIFE
                                       INSURANCE COMPANY, Depositor


[SEAL]                        By:      /S/ WILLIAM A. SIMPSON
                                 -----------------------------------
                                       William A. Simpson
                                       Chairman of the Board and
                                       Chief Executive Officer


Attest:


/S/ ELIZABETH E. ARTHUR
------------------------------
Elizabeth E. Arthur
Assistant Secretary


                               THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY



[SEAL]                         By:       /S/ WILLIAM A. SIMPSON
                                  -----------------------------------------
                                          William A. Simpson
                                       Chairman of the Board and
                                       Chief Executive Officer


Attest:


/S/ ELIZABETH E. ARTHUR
------------------------------------
Elizabeth E. Arthur
Assistant Secretary

                                   SIGNATURES



     As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.





SIGNATURE                                            TITLE                              DATE
---------                                            -----                              ----

/S/ ROBERT M. BEUERLEIN*                             Director                       April 23, 1999
--------------------------------------------
Robert M. Beuerlein

/S/ BRADY W. CREEL*                                  Director                       April 23, 1999
--------------------------------------------
Brady W. Creel

                                                     Director                       _______, 1999
--------------------------------------------
Rodney O. Martin, Jr.

                                                     Director                       _______, 1999
--------------------------------------------
Jon P. Newton

/S/ MICHAEL M. NICHOLSON*                            Director                       April 23, 1999
--------------------------------------------
Michael M. Nicholson

/S/ PHILIP K. POLKINGHORN*                           Executive Vice President       April 23, 1999
--------------------------------------------         and Chief Financial Officer
Philip K. Polkinghorn


                                                     Director                       _______, 1999
--------------------------------------------
Gary D. Reddick


/S/ WILLIAM A. SIMPSON*                              Chairman of the Board          April 23, 1999
--------------------------------------------         and Chief Executive
William A. Simpson                                   Officer




/S/ ELIZABETH E. ARTHUR
--------------------------------------------
*By Elizabeth E. Arthur, Attorney-in-Fact

                                  EXHIBIT INDEX



8(a)(1) Participation Agreement among American Franklin, Variable Insurance Products Fund ("VIP") and Fidelity Distributors Corporation ("FDC"), dated July 18, 1991.





8(b)(1) Participation Agreement among American Franklin, Variable Insurance Products Fund II ("VIPII") and FDC, dated July 18, 1991.





8(c) Sub-License Agreement between FDC and American Franklin, dated July 18,
1991.





10(a) Consent of Ernst & Young LLP.





10(b) Consent of Sutherland Asbill & Brennan LLP.